UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to 14a-12

ENTERO THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION, DATED AUGUST 26, 2025
Entero Therapeutics, Inc.
7901 4th St N # 21135
St. Petersburg, Florida 33702
(561) 589-7020
[      ], 2025
Dear Fellow Stockholder:
On behalf of the Board of Directors and management of Entero Therapeutics, Inc., a Delaware corporation (“Entero” or the “Company”), you are cordially invited to attend a Special Meeting of Stockholders (including any adjournment or postponement thereof, the “Special Meeting”) to be held on [      ], 2025, at [      ] (Eastern Time).
The Special Meeting will be held exclusively online via a live webcast at www.virtualshareholdermeeting.com/ENTO2025SM. To join the Special Meeting, vote, and submit questions, you will need the 16-digit control number included in your notice or proxy card. Online check-in will begin at [      ] (Eastern Time) on [      ], 2025. Once admitted, you may participate in the Special Meeting and vote during the Special Meeting by following the instructions that will be available on the Special Meeting website.
The matters to be considered at the Special Meeting are described in detail in the accompanying proxy statement.
Your vote is important. Whether or not you plan to attend, please submit your proxy promptly by following the instructions in the proxy materials. Returning your proxy will help ensure a quorum and reduce additional solicitation costs. You may revoke your proxy at any time before it is exercised by submitting a written notice of revocation, delivering a later-dated proxy, or voting at the Special Meeting via webcast. Attendance alone will not revoke a proxy.
If you have any questions regarding the Special Meeting, please contact Entero’s Investor Relations Department at Investors@enterothera.com or (647) 401-7240.
Our Board of Directors has approved the proposals described in the proxy statement and recommends that you vote FOR each proposal.
Sincerely,
/s/ Richard Joel Paolone

Richard Joel Paolone
Interim Chief Executive Officer and Director
St. Petersburg, Florida
[      ], 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2025

The proxy statement is available at https://enterothera.com/investors/regulatory-filings.
You may also obtain these materials at www.proxyvote.com and the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

NOTICE OF THE ENTERO THERAPEUTICS, INC.
SPECIAL MEETING OF STOCKHOLDERS
Meeting Date and Time	[ ] (Eastern Time) on [ ], 2025
Location	The Special Meeting of Stockholders will be held solely by remote communication in a virtual format at www.virtualshareholdermeeting.com/ENTO2025SM. You will not be able to attend the meeting in person. Stockholders will be able to attend and participate in the Special Meeting online, vote electronically, and submit questions during the meeting. To participate, you will need the 16-digit control number provided on your notice or proxy card. Beneficial owners of shares held in street name should follow the instructions of their broker, bank, or other nominee. Online check-in will begin at [ ] (Eastern Time) on the Meeting Date. Once admitted, you may vote and participate in the Special Meeting by following the instructions provided on the meeting website
Items of Business
Stockholders are being asked to vote on the following four proposals at the Special Meeting:
1.
To approve the transfer of all of the issued and outstanding membership interests of ImmunogenX, LLC (“IMGX”), a Delaware limited liability company and wholly owned subsidiary of the Company, to the former shareholders of ImmunogenX, Inc. (the “IMGX Shareholders”), pursuant to the Rescission Agreement, effective March 24, 2025 and amended on July 15, 2025 (the “Rescission Proposal”).

2.
Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our issued and outstanding shares of Common Stock, as a specific ratio, ranging from 1:2 to 1:20, with fractional shares rounded up to the nearest whole share, at any time prior to the one-year anniversary date of the Special Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split Proposal”);

3.
To approve an amendment to the Company’s 2020 Omnibus Equity Incentive Plan (the “Plan”) to: (i) increase the number of shares of Common Stock authorized for issuance under the Plan from 272,845 to 772,845, including an increase in the number of shares available for grants of incentive stock options (“ISOs”) from 83,333 to 250,000; and (ii) increase the maximum number of shares that may be granted to any non-employee director from one to 83,333 (the “Equity Plan Amendment Proposal”).

4.
To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are insufficient votes to approve one or more of the foregoing proposals (the “Adjournment Proposal”).

Adjournment	The Special Meeting may be adjourned or postponed, including to solicit additional proxies if there are not sufficient votes to approve the proposals. Any adjournment or postponement of the Special Meeting may be made without further notice to stockholders if the time, date, and place of the adjourned or postponed meeting are announced at the Special Meeting
Record Date	The Board of Directors has fixed the close of business on [ ], 2025 as the record date for the Special Meeting (the “Record Date”). Only stockholders of record of the Company’s Common Stock and Series B Convertible Preferred Stock (the “Series B Preferred Stock”) as of the Record Date are entitled to notice of, and to vote at, the Special Meeting. Holders of Series B Preferred Stock are entitled to vote only on Proposal 1 (the Rescission Proposal).
Meeting Admission	You are invited to attend the Special Meeting if you are a stockholder of record or a beneficial owner of shares of our Common Stock or a holder of our Series B Preferred Stock as of the Record Date.
Availability of Proxy Materials	Copies of the proxy statement and Rescission Agreement are available at https://enterothera.com/investors/regulatory-filings. You may also obtain these materials at www.proxyvote.com and the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.
Voting	If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the proxy card. Whether or not you expect to attend the Special Meeting, we urge you to submit your proxy to vote your shares as promptly as possible by following the instructions on your proxy card so that your shares may be represented and voted at the Special Meeting. Your vote is very important.
The proposals are described in detail in the accompanying proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of our Common stock and Series B Preferred Stock at the close of business on the Record Date are entitled to notice of the Special Meeting. Holders of Common Stock are entitled to vote on all proposals, while holders of Series B Preferred Stock are entitled to vote only on Proposal No. 1 (the Rescission Proposal). A complete list of stockholders of record entitled to vote at the Special Meeting will be available for inspection at the Company’s principal executive offices during ordinary business hours for at least ten days prior to the Special Meeting, for any purpose germane to the Special Meeting.
The Company’s Board of Directors of unanimously recommends that Entero Common Stockholders vote “FOR” each Proposal and that Series B Preferred Stockholders vote “FOR” Proposal No. 1.
The existence of any financial and personal interests of one or more of Entero’s directors may be argued to result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Entero and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Interests of Entero’s Directors and Executive Officers in the Proposals” in the accompanying proxy statement for a further discussion of this issue.
All historical share and per share information in this notice and the accompanying proxy statement give retroactive effect to a 1-for-3 reverse stock split of our Common Stock that became effective on August 18, 2025.
Under our Amended and Restated Bylaws, a quorum requires the presence of both (i) the holders of one-third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Special Meeting, and (ii) the holders of at least one-third of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting must be represented at the Special Meeting, either in person, by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy. In addition, for Proposal 1 (the Rescission Proposal), a quorum requires the presence of one-third of the outstanding shares of Series B Preferred either in person, by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy
If a quorum of Common Stock is present but a quorum of Series B Preferred Stock is not, the Special Meeting may proceed. The holders of Common Stock may act on Proposals 1-4, but final approval of Proposal 1 (the Rescission Proposal) will also require the separate approval of the Series B Preferred Stock. In such case, Proposal 1 may be adjourned with respect to the Series B Preferred Stock until a quorum of the Series B Preferred Stock is obtained and they have voted.

Assuming a quorum of Common Stock is present, Proposals 1-4 require the affirmative vote of a majority of the votes cast by the holders of Common Stock. In addition, pursuant to the Certificate of Designation for the Series B Preferred Stock, Proposal 1 also requires the affirmative vote of a majority of the outstanding Series B Preferred Stock as of the Record Date, present in person or by proxy at the Special Meeting.
Please vote by proxy over the internet or telephone using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to authorize the individuals named on your proxy card to vote your shares of Common Stock and/or Series B Preferred Stock at the Special Meeting. If you hold your Common Stock through a broker, bank or other nominee in “street name” (instead of as a registered holder) please follow the instructions on the voting instruction form provided by your bank, broker or nominee to vote your shares. The list of holders of Common Stock entitled to vote at the Special Meeting will be available at Entero’s headquarters during regular business hours for examination by any Entero stockholder for any purpose germane to the Special Meeting for a period of at least ten days prior to the Special Meeting.
PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. FOR FURTHER INFORMATION CONCERNING THE PROPOSALS BEING VOTED ON, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE ACCOMPANYING PROXY STATEMENT.
BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Richard Joel Paolone

Richard Joel Paolone
Interim Chief Executive Officer and Director
St. Petersburg, Florida
[      ], 2025
IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.
This proxy statement is dated [     ], 2025 and is first being mailed to the stockholders of Entero on or about [     ], 2025.

i

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995 (together, the “safe harbor provisions”). Any statements in this proxy statement that are not historical facts should be considered forward-looking statements, including statements regarding Entero’s business, future financial and operating results, and other aspects of its operations. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “target,” “project,” and similar expressions are intended to identify such forward-looking statements.
Forward-looking statements are not guarantees of future performance, and stockholders are cautioned not to place undue reliance on them. Actual results may differ materially from those expressed or implied by these statements due to known and unknown risks, uncertainties, and other factors, including:
•
fluctuations in the market price of Entero’s Common Stock, including as a result of uncertainty regarding its long-term value or broader market movements;

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difficulties in attracting, retaining, and motivating executives and other key personnel;

•
potential disruptions to Entero’s business that could adversely affect its operations or financial performance;

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the risk that the transactions contemplated by the Rescission Agreement may not be consummated, which could have a material adverse effect on Entero’s business, financial condition, and results of operations; and

•
other risks related to the Rescission Agreement.

Additional risks and uncertainties are described in Entero’s most recent Annual Report on Form 10-K/A, Quarterly Reports on Form 10-Q, and other filings with the SEC from time to time.
Forward-looking statements contained in this proxy statement speak only as of the date of this proxy statement. Entero undertakes no obligation to update, revise, or alter any forward-looking statements to reflect subsequent events or circumstances, new information, or the occurrence of unanticipated events, except as required by law.

FREQUENTLY ASKED QUESTIONS
The following questions and answers briefly address some questions that you, as an Entero stockholder, may have regarding the matters being considered at the Special Meeting. You are urged to carefully read this proxy statement and the other documents referred to in this proxy statement in their entirety because this section may not provide all the information that is important to you regarding these matters.
1.
Why am I receiving this proxy statement?

We sent you this proxy statement because our Board is soliciting your proxy to vote at the Special Meeting that Entero is holding to seek approval on certain matters described in further detail herein. This proxy statement summarizes the information you need to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. We have made these materials available to you over the internet, or has delivered printed versions of these materials to you by mail in connection with the Board of Directors’ solicitation of proxies for use at the Special Meeting, and any continuations, postponements or adjournments thereof. The proxy materials include our Notice of the Special Meeting of Stockholders of Entero, this Proxy Statement, and the proxy card. The proxy materials include detailed information about the matters that will be discussed and voted on at the Special Meeting and furnish you with the information you need in order to vote, whether or not you participate in the Special Meeting.
2.
What is being voted on?

You are being asked to vote on four proposals (holder of our Series B Preferred Stock, solely on Proposal No. 1 only):
•
Proposal No. 1 — The Rescission Proposal:   To approve the transfer of all of the issued and outstanding membership interests of ImmunogenX, LLC (“IMGX”), a Delaware limited liability company and wholly owned subsidiary of the Company, to the former shareholders of ImmunogenX, Inc. (the “IMGX Shareholders”), pursuant to the Rescission Agreement, effective March 24, 2025 and amended on July 15, 2025.

•
Proposal No.2 — The Reverse Split Proposal:   Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our issued and outstanding shares of Common Stock, as a specific ratio, ranging from 1:2 to 1:20, with fractional shares rounded up to the nearest whole share, at any time prior to the one-year anniversary date of the Special Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders.

•
Proposal No. 3 — The Equity Amendment Proposal:   To approve an amendment to the Company’s 2020 Omnibus Equity Incentive Plan (the “Plan”) to: (i) increase the number of shares of Common Stock authorized for issuance under the Plan from 272,845 to 772,845, including an increase in the number of shares available for grants of incentive stock options (“ISOs”) from 83,333 to 250,000; and (ii) increase the maximum number of shares that may be granted to any non-employee director from one to 83,333.

•
Proposal No. 4 — The Adjournment Proposal:   To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are insufficient votes to approve one or more of the foregoing proposals,

3.
When is this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about [      ], 2025, we will begin mailing our proxy materials, including the Notice of the Special Meeting, this proxy statement, and the accompanying proxy card or, for shares held in street name (i.e., shares held for your account by a broker or other nominee), a voting instruction form.
4.
Can I access these proxy materials on the Internet?

Yes. This Proxy Statement is available free of charge at https://enterothera.com/investors/regulatory-filings. You may also obtain these materials at www.proxyvote.com and the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

5.
When and where will the Special Meeting take place?

The Special Meeting will be held on [      ], 2025 at [    ]. Eastern Time. The Special Meeting will be held solely by remote communication, in a virtual meeting format. Registered stockholders will be able to participate in the Special Meeting online by visiting www.virtualshareholdermeeting.com/ENTO2025SM, where you will be able to vote electronically and submit questions. You will not be able to attend the Special Meeting in person. You will need the 16 digit control number on your notice or your proxy card to participate in the Special Meeting.
6.
How can I participate and ask questions at the Special Meeting?

In order to submit a question at the Special Meeting, you will need your 16 digit control number that is printed on the notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the Special Meeting and submit questions online. If you would like to submit a question during the Special Meeting, once you have logged into the webcast, simply click on the “Q&A” icon on the screen, type in your question, then click “Send” to submit. You can submit a question up until the time we indicate that the question-and-answer session is concluded.
7.
What if I have technical or other “IT” problems logging into or participating in the Special Meeting webcast?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection. Stockholders are encouraged to log into the webcast at least 15 minutes prior to the start of the meeting to test their Internet connectivity. If you experience technical difficulties during the check-in process, call one of the appropriate numbers noted at the top of the login page.
8.
What documentation must I provide to vote online at the Special Meeting?

If you are a stockholder of record and provide your 16 digit control number when you access the meeting, you may vote all shares registered in your name during the Special Meeting webcast. If you are not a stockholder of record as to any of your shares (i.e., instead of being registered in your name, all or a portion of your shares are registered in “street name” and held by your broker, bank or other institution for your benefit), you must follow the instructions provided by the broker, bank or other nominee that holds your shares.
9.
When is the record date for the Special Meeting?

The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on [      ], 2025, which we refer to as the “record date.”
10.
Who is entitled to vote at the Special Meeting?

All holders of record of shares of Entero Common Stock who held shares at the close of business on [      ], 2025, the record date, and all holders of Entero Series B Preferred Stock as of the close of business on the such record date are entitled to receive notice of the Special Meeting, and only holders of record of shares of Entero Common Stock holders of Entero Series B Preferred Stock as of the close of business on the such record date (such Series B Preferred Stock, solely as to Proposal 1, the Rescission Proposal) are entitled to vote at the Special Meeting. Attendance at the Special Meeting is not required to vote. See below and the section titled “The Special Meeting — Methods of Voting” for instructions on how to vote without attending the Special Meeting.
11.
Does my vote matter?

Yes! Your vote is very important, regardless of the number of shares that you own.
12.
How does the Entero Board recommend that I vote at the Special Meeting?

The Entero Board unanimously recommends that Entero stockholders vote “FOR” each of the proposals.

13.
Why should I vote for the Recession Proposal?

We are subject to General Corporation Law of the State of Delaware (the “DGCL”).
Pursuant to Section 271 of the DGCL, stockholder approval is required for the sale of all or substantially all of the Company’s property and assets, The Entero Board considers the transfer of all of the issued and outstanding Membership Interests of ImmunogenX, LLC to the IMGX Shareholders as a sale of substantially all of the Company’s assets. In addition, the Rescission Agreement as well requires that the Company will obtain stockholder approval for the transfer of the Membership Interests to the IMGX Shareholders.
If stockholders do not approve the Recession Proposal, the Company will not be able to transfer the issued and outstanding Membership Interests of ImmunogenX, LLC currently held by it to the IMGX Shareholders and will not be able to meet the conditions to close the transactions contemplated in the Rescission Agreement as set forth in the Rescission Agreement. In the event the transactions contemplated under the Rescission Agreement do not close, as ImmunogenX, LLC’s holding company, we will be subject to its duties, liabilities and obligations under various contractual arrangements. Specifically, in the event of default by ImmunogenX, LLC, we will be liable for the repayment of approximately $2,436,338 of ImmunogenX, LLC’s unsecured debt as well as the additional approximately $46,000 of its accounts payable that we did not retain under the Rescission Agreement. For more information see “Risk Factors —  We do not expect to consummate certain previously disclosed proposed transactions.” in our Annual Report on Form 10-K/A for the year ended December 31, 2024.
14.
Why should I vote for the Reverse Split Proposal?

Our Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to amend our Charter to authorize our Board to effect a reverse stock split (the “Charter Amendment”) of our issued and outstanding shares of Common Stock at a specific ratio, ranging from 1:2 to 1:20 (the “Approved Split Ratios”), to be determined by the Board (the “Reverse Split”). A vote for this Reverse Split Proposal will constitute approval of the Reverse Split that, once authorized by the Board and effected by filing the Charter Amendment with the Secretary of State of the State of Delaware, will combine between 2 and 20 Shares of our Common Stock into one share of our Common Stock. If implemented, the Reverse Split will have the effect of decreasing the number of shares of our Common Stock issued and outstanding.
Accordingly, stockholders are asked to adopt and approve the Charter Amendment set forth in Annex C to effect the Reverse Split as set forth in the Charter Amendment, subject to the Board’s determination, in its sole discretion, whether or not to implement the Reverse Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Split must be effected on or prior to the one-year anniversary date of the Annual Meeting. The text of Annex C remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Split.
If adopted and approved by the holders of our outstanding voting securities, the Reverse Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting. The Board reserves the right to elect to abandon the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders.
15.
Why should I vote for the Equity Plan Amendment Proposal?

The general purpose of our 2020 Omnibus Equity Incentive Plan (the “Plan”), is to benefit our Company and its srockholders by assisting the Company and its subsidiaries to attract, retain and provide incentives to key management employees, officers, directors, and consultants of the Company and its affiliates, and to align the interests of such service providers with those of the Company’s stockholders.
Our Board believes that the granting of stock options, restricted stock awards, restricted stock units, stock appreciation rights and similar kinds of cash-based and equity-based compensation promotes continuity of management and provides a critical incentive to align the interests of those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success with the interests of our stockholders.

If the Company’s stockholders do not approve the increase in the number of shares available for issuance under the Plan, the Company will continue to operate the Plan under its current provisions, but will be limited in its ability to make future grants and incentives under the Plan to individuals we believe are, and in the future, will be critical to the Company’s success.
16.
Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is not approved, the Entero Board may not be able to adjourn the Special Meeting to another time and place if necessary or appropriate to permit the solicitation of additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Rescission Proposal.
17.
What is a proxy?

A proxy is a stockholder’s legal designation of another person to vote shares owned by such stockholder on their behalf. If you are a stockholder of record, you can vote by proxy over the internet, by mail or by telephone, by following the instructions provided in this proxy statement. If you hold shares beneficially through a broker, bank or other nominee in “street name,” you should follow the voting instructions provided by your broker, bank or other nominee.
18.
How many votes do I have at the Special Meeting?

Each Entero stockholder is entitled to one vote on each proposal for each share of Common Stock held of record at the close of business on the record date. At the close of business on the record date, there were [      ] shares of Common Stock outstanding and [      ] shares of Series B Preferred Stock.
19.
What constitutes a quorum for the Special Meeting?

A quorum is the minimum number of shares required to be represented, either through virtual attendance or through representation by proxy, to hold a valid meeting.
In order for any business to be conducted at the Special Meeting, both (i) the holders of one-third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Special Meeting, and (ii) the holders of at least one-third of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting must be represented at the Special Meeting, either in person, by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy. If a quorum is not present at the scheduled time of the Special Meeting, the Board, the chairman of the meeting or, if directed to be voted on by the chairman of the meeting, the stockholders present or represented at the Special Meeting and entitled to vote thereon, although less than a quorum, may adjourn the Special Meeting until a quorum is present. The date, time and place and the means of remote communication, if any, of the adjourned Special Meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjournment is for more than 30 days, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the Special Meeting. An adjournment will have no effect on the business that may be conducted at the Special Meeting.
20.
How can I vote my shares at the Special Meeting?

Shares held directly in your name as an Entero stockholder of record may be voted at the Special Meeting. If you are not a stockholder of record as to any of your shares (i.e., instead of being registered in your name, all or a portion of your shares are registered in “street name” and held by your broker, bank or other institution for your benefit), you must follow the instructions provided by the broker, bank or other nominee that holds your shares.
You may attend the Special Meeting via the Internet www.virtualshareholdermeeting.com/ENTO2025SM and vote during the meeting. Have the information that is printed in the box marked by the arrow on your proxy card available and follow the instructions.
Even if you plan to attend the Special Meeting, Entero recommends that you vote by proxy in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the Special Meeting.

For additional information on attending the Special Meeting, see the section titled “The Special Meeting.”
21.
How can I vote my shares without attending the Special Meeting?

Whether you hold your shares directly as a stockholder of record of Entero or beneficially in “street name,” you may direct your vote by proxy without attending the Special Meeting.
If you are a stockholder of record, you can vote by proxy:
•
by the Internet (www.proxyvote.com) — 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on the day before the Special Meeting (have your proxy card in hand when you visit the website and follow the instructions to obtain your records and to create an electronic voting instruction form);

•
by telephone (1-800-690-6903) — use any touch-tone telephone to transmit your voting instructions in accordance with the instructions on your proxy card, until 11:59 p.m. Eastern Time on the day before the Special Meeting (have your proxy card in hand when you call and follow the instructions); or

•
by mail — mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, or other nominee.
If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote in the manner you indicate. If you submit a proxy but do not indicate any voting instructions, your votes will be voted in accordance with the Board’s recommendations. Voting by proxy will not affect your right to participate in the 2025 Special Meeting.
For additional information on voting procedures, see the section titled “The Special Meeting.”
22.
What stockholder vote is required for the approval of each proposal at the Special Meeting?

The Rescission Proposal, the Reverse Split Proposal, the Equity Plan Amendment proposal and the Adjournment Proposal require the affirmative vote of the majority of the votes cast by holder of our Common Stock present or represented by proxy and entitled to vote on the matter at the Special Meeting.
In addition, as to the Rescission Proposal — this proposal (and only this proposal) requires the affirmative consent of at least a majority of the Series B Preferred Stock outstanding as of the Record Date given in person or by proxy, either in writing or at the Special Meeting, at which Special Meeting the holders of the shares of such Series B Preferred Stock shall vote together as a class.
23.
What is a “broker non-vote?”

Under Nasdaq rules, banks, brokers and other nominees may use their discretion to vote “uninstructed” shares (i.e., shares of record held by banks, brokers or other nominees, but with respect to which the beneficial owner of such shares has not provided instructions on how to vote on a particular proposal) with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. All proposals are “non-routine” matters.
A “broker non-vote” occurs on a proposal when (i) a broker, bank or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the broker, bank or other nominee with such instructions.
24.
What will happen if I fail to vote or abstain from voting on each proposal at the Special Meeting?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special meeting. Under Delaware law and our Amended and Restated Bylaws (our “Bylaws”), abstentions, if any, with respect to the Rescission Proposal, the Reverse Spilt Proposal and the Adjournment Proposal are not counted as votes cast on the matter and therefore will not affect the outcome of such proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum at the Special Meeting.
25.
What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?

If your shares of Common Stock are registered directly in your name with the transfer agent of Entero, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote directly at the Special Meeting. You may also grant a proxy directly to Entero, or to a third party to vote your shares at the Special Meeting.
If your shares of Common Stock are held by brokerage firm, bank, dealer or other similar organization, trustee, or nominee, you are considered the beneficial owner of shares held in “street name.” Your brokerage firm, bank, dealer or other similar organization, trustee, or nominee will send you, as the beneficial owner, a package describing the procedures for voting your shares. You should follow the instructions provided by your brokerage firm, bank, dealer or other similar organization, trustee, or nominee to vote your shares.
26.
If my shares of Common Stock are held in “street name” by my brokerage firm, bank, dealer or other similar organization, trustee, or nominee, will my brokerage firm, bank, dealer or other similar organization, trustee, or nominee automatically vote those shares for me?

No. Your bank, broker or other nominee will only be permitted to vote your shares of Common Stock at the Special Meeting if you instruct your bank, broker or other nominee. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares. Banks, brokers and other nominees who hold shares of Common Stock in “street name” for their customers have authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers and other nominees are prohibited from exercising their voting discretion with respect to non-routine matters, which includes all proposals. As a result, absent specific instructions from the beneficial owner of such shares, banks, brokers and other nominees are not empowered to vote such shares on such proposals.
27.
What should I do if I receive more than one set of voting materials for the Special Meeting?

If you hold shares of Common Stock in “street name” and also directly in your name as a stockholder of record or otherwise, or if you hold shares of Common Stock in more than one brokerage account, you may receive more than one set of voting materials relating to the Special Meeting.
Record Holders.   For shares held directly, please vote by proxy over the internet or by telephone, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to ensure that all of your shares of Common Stock are voted.
Shares Held in “Street Name.”   For shares held in “street name” through a bank, broker or other nominee, you should follow the procedures provided by bank, broker or other nominee to submit a proxy or vote your shares.
28.
If a stockholder gives a proxy, how are the shares of Common Stock voted?

Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. For each item before the Special Meeting, you may specify whether your shares of Common Stock should be voted “for” or “against,” or abstain from voting.
For more information regarding how your shares will be voted if you properly sign, date and return a proxy card, but do not indicate how your Common Stock should be voted, see below “— How will my shares be voted if I return a blank proxy?”

29.
How will my shares be voted if I return a blank proxy?

If you sign, date and return your proxy and do not indicate how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted in accordance with the recommendation of the Entero Board, “FOR” each of the proposals.
30.
Can I change my vote after I have submitted my proxy?

Any Entero stockholder giving a proxy has the right to revoke the proxy and change their vote before the proxy is voted at the Special Meeting by doing any of the following:
•
subsequently submitting a new proxy for the Special Meeting that is received by the deadline specified on the accompanying proxy card;

•
giving written notice of your revocation to Entero’s Chief Financial Officer or

•
attending and voting at the Special Meeting. Note that a proxy will not be revoked if you attend, but do not vote at, the Special Meeting.

Execution or revocation of a proxy will not in any way affect your right to attend and vote at the Special Meeting. See the section titled “The Special Meeting — Revocability of Proxies.”
31.
If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker or other nominee?

If your shares are held in the name of a bank, broker or other nominee and you previously provided voting instructions to your bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.
32.
Where can I find the voting results of the Special Meeting?

The preliminary voting results for the Special Meeting are expected to be announced at the Special Meeting. In addition, within four Business Days following certification of the final voting results, Entero will file the final voting results of the Special Meeting (or, if the final voting results have not yet been certified, the preliminary results) with the SEC on a Current Report on Form 8-K.
33.
Do Entero stockholders have dissenters’ or appraisal rights?

The stockholders of Entero are not entitled to appraisal rights in connection with the proposals at the Special Meeting under Delaware law.
34.
What happens if I sell my shares of Common Stock after the record date but before the Special Meeting?

The record date is earlier than the date of the Special Meeting. If you sell or otherwise transfer your shares of Common Stock after the record date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting.
35.
Who will solicit and pay the cost of soliciting proxies?

Entero may reimburse banks, brokers and other custodians, nominees and fiduciaries or their respective agents for their expenses in forwarding proxy materials to beneficial owners of Common Stock. Entero directors, officers and employees also may solicit proxies by telephone, by electronic means or in person. They will not be paid any additional amounts for soliciting proxies.
36.
What should I do now?

You should read this proxy statement carefully and in its entirety, including the annexes. Then, you may vote by proxy over the internet or by telephone, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, so that your shares will be voted in accordance with your instructions.

37.
Whom do I call if I have questions about the Special Meeting?

If you have questions about the Special Meeting, or desire additional copies of this proxy statement or additional proxies, you may contact Entero’s Investor Relationships Department at Investors@enterothera.com or by calling (647) 401-7240.

SUMMARY TERM SHEET
This summary highlights selected information contained in this proxy statement. It is not intended to be a complete description. Stockholders should read this proxy statement and its annexes, including the full text of the Rescission Agreement and its amendment, carefully before voting.
Background of the Rescission Agreement
In March 2024, we announced the closing of a merger (the “Merger”) with ImmunogenX, Inc. (“IMGX”), a private, clinical-stage biopharmaceutical company founded in 2013, which is developing the biologic Latiglutenase for the treatment of celiac disease. As a result of the Merger, IMGX became a limited liability company and our wholly owned subsidiary, ImmunogenX LLC. As consideration for the Merger, we issued the former shareholders of IMGX (a) 4,092 shares of Common Stock of the Company and (b) 11,777.418 shares of Series G Preferred Stock. In addition, we assumed (i) all IMGX stock options immediately outstanding prior to the Merger, each becoming an option to purchase our Common Stock subject to adjustment pursuant to the terms of the merger agreement (the “Assumed Options”) and (ii) all IMGX warrants immediately outstanding prior to the Merger, each becoming a warrant to purchase Common Stock, subject to adjustment pursuant to the terms of the merger agreement (the “Assumed Warrants”). The Assumed Options are exercisable for an aggregate of 22,295 shares of Common Stock, have an exercise price of $2.43 and expire between February 1, 2031 and June 6, 2033. The Assumed Warrants are exercisable for an aggregate of 14,187 shares of Common Stock, have exercise prices ranging from $9.06 to $11.76 and expire between September 30, 2032 and September 6, 2033. Also, in connection with the Merger we issued a consultant 2,053 shares of Common Stock and 595.808 shares of Series G Preferred Stock.
ImmunogenX, LLC is developing CypCel, a metabolic marker compound that can measure the state of small-intestinal recovery of celiac patients undergoing gluten-free diets (“GFDs”). We have initiated a plan to dispose of certain assets and liabilities of ImmunogenX, LLC, including Latiglutenase and CypCel. As of December 31, 2024, these were classified as assets and liabilities held for sale and due to the short period of time since the close of the Merger, are reported at their fair value less cost to sell. We determined that the discontinued operations of IMGX represent a strategic shift that will have a major effect on our operations and financial statements.
For a more fulsome description of the Rescission Agreement, please see the section titled “Description of the Rescission Agreement.”
The Parties to the Rescission Agreement
•
Entero Therapeutics, Inc.

Entero is engaged in the research and development of targeted, non-systemic therapies for the treatment of patients with gastrointestinal (“GI”) diseases. Non-systemic therapies are non-absorbable drugs that act locally, i.e., in the intestinal lumen, skin or mucosa, without reaching an individual’s systemic circulation.
Entero is currently focused on developing the biologic Adrulipase, a recombinant lipase enzyme designed to enable the digestion of fats and other nutrients in cystic fibrosis and chronic pancreatitis patients with exocrine pancreatic insufficiency. Entero’s prior programs consisted of Latiglutenase, a targeted oral biotherapeutic for celiac disease designed to breakdown gluten into non-immunogenic peptides; Capeserod, a selective 5-HT4 receptor partial agonist which was being developed as a gastroparesis therapeutic; and Niclosamide, an oral small molecule with anti-inflammatory properties for patients with inflammatory bowel diseases such as ulcerative colitis and Crohn’s disease. Entero has determined to discontinue the Latiglutenase, Capeserod and Niclosamide programs.
Entero shares are listed for trading on The Nasdaq Capital Market under the symbol “ENTO.” For more information, please visit Entero’s website at http://www.enterothera.com. Entero’s principal executive offices are located at 7901 4th St N # 21135 St. Petersburg, FL 33702, or contact us at (647) 401-7240.
•
ImmunogenX, LLC (formerly ImmunogenX, Inc).

Founded in 2013, IMGX was a private, clinical-stage biopharmaceutical company, which was developing the biologic, Latiglutenase, for celiac disease. IMGX was also developing CypCel, a metabolic marker compound that can measure the state of small-intestinal recovery of celiac patients undergoing gluten-free diets (“GFDs”). As a result of the Merger, ImmunogenX, Inc. became a limited liability company and our wholly owned subsidiary.
•
IMGX Shareholders

IMGX Shareholders are all the former shareholders of ImmunogenX, Inc. before the Merger. Jack Syage, our President, Chief Scientific Officer, and Director, and one of the former IMGX Shareholders, is on of the IMGX Shareholders and the Shareholder Representative under the Rescission Agreement. See also the section titled “Interest of Directors and Executive Officers in the Proposals.”
The Rescission Agreement
Effective March 24, 2025, we entered into a rescission agreement (the “Rescission Agreement”), by and among the Company, ImmunogenX, LLC and the former shareholders of IMGX (the “IMGX Shareholders”), a copy of which is attached as Annex A-1 to this proxy statement. The purpose of the Rescission Agreement is to undo the Merger and to reverse the consideration that was in connection with the Merger.
On June 30, 2025, the Company and the Shareholder Representative, as defined in the Rescission Agreement, mutually agreed that the transactions contemplated by the Rescission Agreement may be consummated on or prior to September 30, 2025.
On July 15, 2025, Entero, ImmunogenX LLC and the IMGX Shareholders amended the Rescission Agreement (the “Amendment”), a copy of which is attached as Annex A-2 to this proxy statement. In the Amendment, the parties agreed to add additional shareholder representations and warranties, including providing for an accredited investor representation by each of IMGX Shareholder. Unless otherwise noted, references to the “Rescission Agreement” in this proxy statement refers to the Rescission Agreement, as amended by the Amendment.
The Entero Board of Directors has unanimously approved the Rescission Agreement and declared the Rescission Agreement advisable and in the best interests of Entero and its equity holders. Entero encourages you to carefully read the Rescission Agreement in its entirety. The Recission Agreement and the Amendment are the primary legal documents governing the rescission. For a more fulsome description of the Rescission Agreement, please see the section titled “Description of the Rescission Agreement.”
The Consideration Under the Rescission Agreement
Under the terms of the Rescission Agreement, the parties have amicably determined that it is in their collective best interest to:
(i)
rescind the issuances of the of the shares of Common Stock and Series G Preferred Stock that the Company has issued to the IMGX Shareholders as part of the Merger;

(ii)
convey to the IMGX Shareholders all of the issued and outstanding membership interests (the “Membership Interests”) of ImmunogenX, LLC currently held by the Company;

(iii)
cancel the Assumed Options and Assumed Warrants; and

(iv)
provide for such additional agreements as are set forth therein.

Pursuant to the terms of the Rescission Agreement:
(i)
each of the IMGX Shareholders agreed to cancel, waive, relinquish and disclaim in all respects any and all claims and/or rights to record or beneficial ownership in and to the shares of Common Stock and Series G Preferred Stock that the Company has issued to the IMGX Shareholders as part of the Merger, as set forth in the Rescission Agreement;

(ii)
each of the IMGX Shareholders agreed to cancel, waive, relinquish and disclaim in all respects any and all claims and/or rights to record or beneficial ownership in and to the Assumed Options and Assumed Warrants as set forth in the Rescission Agreement, including any Common Stock into which such Assumed Options and Assumed Warrants are not or ever have been converted or are convertible;
(iii)
the Company agreed to cancel, waive, relinquish and disclaim in all respects any and all claims and/or rights to record or beneficial ownership in and to the Membership Interests of ImmunogenX, LLC; and

(iv)
the Company will retain up to approximately $695,000 of ImmunogenX, LLC’s accounts payable (in addition to all accounts payable not related to the ImmunogenX, LLC business), and ImmunogenX, LLC will remain responsible for approximately $2,436,338of ImmunogenX, LLC’s unsecured debt. The accounts payable liability of ImmunogenX, LLC retained by the Company may be further reduced from the approximately $695,000 as the Company has a right under the Rescission Agreement to negotiate the repayment of such accounts payable with the payees, with sole discretion over determining the payment amounts and timing for such payments.

In addition, under the terms of the Rescission Agreement, the Company shall have no obligation and will be released from any and all obligations with respect to the assets or business of ImmunogenX, LLC incurred after the Closing Date, as defined in the Rescission Agreement, or prior to the Closing Date, except as provided in the Rescission Agreement, unless approved in writing by the Company. For a more fulsome description of the Rescission Agreement, please see the section titled “Description of the Rescission Agreement.”
Conditions to Closing of the Rescission Agreement
The obligations of each party to the Rescission Agreement to consummate the transactions contemplated by the Rescission Agreement are subject to the fulfillment, at or prior to the Closing, as defined in the Rescission Agreement, of each of the conditions set forth in the Rescission Agreement, and among others, that (i) the Company shall have obtained approval of its stockholders for the transfer of the Membership Interests to the IMGX Shareholders, and the other consents, authorizations or approvals from the parties as set forth in the Rescission Agreement to consummate the transactions contemplated by this Agreement, (ii) the Shareholders shall have delivered a mutually satisfactory voting agreement agreeing to, including other things, vote the Shares held by them in favor of the transactions contemplated by the Rescission Agreement, and (iii) the Company shall have received a resignation letter from Jack Syage resigning from all positions with the Company.
Termination of the Rescission Agreement
On June 30, 2025, the Company and the shareholder representative mutually agreed that the transactions contemplated by the Rescission Agreement may be consummated on or prior to September 30, 2025. The Rescission Agreement may be terminated and the transactions contemplated thereby may be abandoned by the Company or the Shareholder Representative, as defined in the Rescission Agreement, if the transactions contemplated thereby shall not have been consummated by September 30, 2025, unless the Company and Shareholder Representative shall have consented to a subsequent date.
Closing Date
Subject to the terms and conditions of the Rescission Agreement, the cancellation of (i) Common Stock and Series G Preferred Stock that the Company has issued to the IMGX Shareholders as part of the Merger, (ii) the Assumed Options (iii) the Assumed Warrants and (iv) the transfer of the Membership Interests shall take no later than one business day after the last of the conditions to closing set forth in the Rescission Agreement have been satisfied or waived.
Entero’s Reasons for the Rescission of the IMGX Transaction and Recommendation of the Entero Board
The Company’s decision to pursue a rescission agreement with ImmunogenX, LLC was driven by the strategic imperative to concentrate limited financial and operational resources on Adrulipase, the Company’s primary drug candidate.

For a description of factors considered by the Entero Board in reaching its decision to approve the Rescission Agreement and the transactions contemplated thereby, and additional information on the recommendation of the Entero Board, see the section titled “Proposal No.1: Rescission Proposal — Entero Board’s Reasons for the Approval of the Rescission Agreement.”
Stockholders Meeting
•
The Proposal

In addition to the other matters to be considered at the Special Meeting, pursuant to the terms of the Rescission Agreement, we are recommending to our stockholders that they approve the transfer by the Company of all of the issued and outstanding Membership Interests of IMGX, currently held by the Company, to the IMGX Shareholders. See the section titled “Proposal 1: Rescission Proposal” for more information regarding the purpose of the Recession Proposal.
•
Stockholders Entitled to Vote

All holders of record of shares of Entero Common Stock who held shares at the close of business on [           ], 2025, the record date, and all holders of Entero Series B Preferred Stock as of the close of business on the such record date are entitled to receive notice of the Special Meeting, and only holders of record of shares of Entero Common Stock and holders of Entero Series B Preferred Stock as of the close of business on the such record date (such Series B Preferred Stock, solely as to Proposal 1, the Rescission Proposal) are entitled to vote at the Special Meeting. Attendance at the Special Meeting is not required to vote. As of the record date, there were 1,588,547 shares of Entero Common Stock and 476 shares of Entero Series B Preferred Stock issued and outstanding and entitled to vote at the Special Meeting (such Series B Preferred Stock, solely as to Proposal 1, the Reverse Split Proposal).
•
Quorum

At the Special Meeting, a quorum requires the presence of both (i) the holders of one-third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, and (ii) the holders of at least one-third of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting must be represented at the Special Meeting, either in person, by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy. Abstentions and broker non-votes, if any, will be included in determining whether a quorum is present at the Annual Meeting. In addition, for Proposal 1 (the Rescission Proposal), a quorum requires the presence of one-third of the outstanding shares of Series B Preferred either in person, by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy.
If a quorum of Common Stock is present but a quorum of Series B Preferred Stock is not, the Special Meeting may proceed. The holders of Common Stock may act on Proposals 1-4, but final approval of Proposal 1 (the Rescission Proposal) will also require the separate approval of the Series B Preferred Stock. In such case, Proposal 1 may be adjourned with respect to the Series B Preferred Stock until a quorum of the Series B Preferred Stock is obtained and they have voted.
•
Required Vote

The approval of the Rescission Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. In addition to the vote by the holders of our Common Stock at the Special Meeting, the approval of the Proposal 1 (the Rescission Proposal) requires the affirmative consent of a majority of the Series B Preferred Stock outstanding as of the Record Date given in person or by proxy, either in writing or at the Special Meeting, at which Special Meeting the holders of the shares of such Series B Preferred Stock shall vote together as a separate class.
See the section titled “The Annual Meeting — Methods of Voting” for instructions on how to vote without attending the Annual Meeting.

Interests of Entero’s Officers and Directors in the Rescission Agreement
As of the date of this proxy statement, Entero’s directors and executive officers do not have interests in the proposals that are different from, or in addition to, the interests of other Entero stockholders generally, except that:
•
Dr. Jack Syage, our President, Chief Scientific Officer, and Director, is a holder of 5,133 shares of Common Stock and 4,920.037 shares of Series G Preferred Stock. As a result of the closing of Rescission Agreement, the 5,133 shares of our Common Stock and 4,920.037 shares of Series G Preferred Stock that Dr. Syage received in connection with the Merger will be cancelled. In addition, as a result of the Rescission Agreement, subject to approval by the stockholder, we will convey to Dr. Syage 41.78% of the Membership Interests of IMGX, currently held by us. Dr. Syage is also the Shareholder Representative under the Rescission Agreement.

Stockholder Appraisal Rights
Our stockholders have no dissenter’s or appraisal rights in connection with any of the proposals described herein.
Third Party Consents and Regulatory Approvals
In addition to the requisite approval of a majority of the outstanding shares of Common Stock and a majority of the outstanding shares of Series B Preferred Stock as of the record date, the Company was required to obtain the consent of Mattress Liquidators, Inc. confirming that all indebtedness under the Mattress Loan Documents (as defined in the Rescission Agreement) shall remain the obligations of IMGX following the closing of the Rescission Agreement and shall not constitute obligations of the Company. Such consent was provided by Mattress Liquidators, Inc. on April 9, 2025.
Other than the foregoing, we are not required to obtain any third-party consent or regulatory approvals to consummate the Rescission Agreement.
No Fairness Opinion
The Company did not obtain a fairness opinion from an independent financial advisor with respect to the Rescission Agreement or the transactions contemplated thereby due to the associated cost and the Company’s lack of available funds.

RISKS FACTORS
The risks described below could materially affect the Rescission Proposal, our business, financial condition, results of operations and the market price of our Common Stock. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our business.
We may not complete the Rescission Agreement on the expected terms or timeline, or at all.
The closing of the Rescission Agreement is subject to the satisfaction or waiver of various conditions, including approval by a majority of the outstanding shares of Common Stock and, pursuant to the Certificate of Designation for our Series B Preferred Stock (“Series B Preferred Stock”), approval by a majority of the outstanding Series B Preferred Stock. There can be no assurance these or any other closing conditions will be satisfied or waived. The Rescission Agreement may be terminated by the Company or the Shareholder Representative if the transactions are not consummated by September 30, 2025, unless extended by mutual consent.
In the event that the Rescission Agreement is not completed, the announcement of the termination of the Rescission Agreement may adversely affect the trading price of our Common Stock, and our business and operations.
If the Rescission Agreement is not completed, our Board, in discharging its fiduciary obligations to our stockholders, may evaluate other strategic alternatives that may be available, which alternatives may not be as favorable to the Company and our stockholders as the Rescission Agreement.
The pendency of the Rescission Agreement, whether or not consummated, may adversely affect our business.
The pendency of the Rescission Agreement, whether or not consummated, may adversely affect the trading price of our Common Stock and our business. In addition, pending the completion of the Rescission Agreement, we may be unable to attract and retain key personnel and the focus and attention of our management and employee resources may be diverted from operational matters during the pendency of the Rescission Agreement.
If the transactions under the Rescission Agreement are not consummated, it will have a material adverse impact on our business, financial condition and results of operations.
In the event the transactions contemplated under the Rescission Agreement do not close, as ImmunogenX, LLC’s holding company, we will be subject to its duties, liabilities and obligations under various contractual arrangements. Specifically, in the event of default by ImmunogenX, LLC, we will be liable for the repayment of approximately $2,436,338 of ImmunogenX, LLC’s unsecured debt as well as the additional approximately $46,000 of its accounts payable that we did not retain under the Rescission Agreement. The accounts payable liability of ImmunogenX, LLC retained by the Company may be further reduced from the approximately $695,000 as the Company has a right under the Rescission Agreement to negotiate the repayment of such accounts payable with the payees, with sole discretion over determining the payment amounts and timing for such payments. Further, if the rescission is not consummated, and if ImmunogenX, LLC does not timely repay its loan to Mattress Liquidators, Inc., Mattress Liquidators, Inc. may file suit against us again. Further, as our Series G Preferred Stock is redeemable for cash at the option of the holder as we have never obtained the stockholder approval required to allow its conversion into shares of our Common Stock, and we would be required to settle potential conversion of the Series G Preferred Stock at a price per share equal to the then-current fair value of the Series G Preferred Stock, which shall be the last reported closing sale price of our Common Stock as of the trading day immediately prior to the conversion event.
Under the terms of the Rescission Agreement, the parties initially agreed to the closing of the transactions contemplated thereby on or before June 30, 2025. Under the terms of the Rescission Agreement, the agreement may be terminated and the transactions contemplated thereby may be abandoned by the Company or the representative of IMGX Shareholders, who is our director Jack Syage, if the transactions were not consummated by June 30, 2025, unless the Company and Shareholder Representative shall have consented to a subsequent date. On June 30, 2025 the Company and the Shareholder Representative

mutually agreed that the transactions contemplated by the Rescission Agreement may be consummated on or prior to September 30, 2025. We expect that the transactions contemplated by the Rescission Agreement will be consummated on or prior to September 30, 2025, subject to satisfaction of all conditions for closing, including obtaining stockholder approval by the Company for the transfer of the Membership Interests to the IMGX Shareholders.
If the closing of the transactions contemplated by the Rescission Agreement does not occur on or prior to September 30, 2025, we may be subject to the aforementioned risks relating to being liable for repayment of ImmunogenX, LLC’s debt, the threat of litigation by Mattress Liquidators, Inc. against us and being required to redeem the Series G Preferred Stock for cash. These risks may have an adverse effect on our stockholders’ equity resulting in non-compliance with Nasdaq’s Minimum Stockholders’ Equity Rule. In order to be compliant with the Minimum Stockholders’ Equity Rule, we may have to raise capital from additional sources which may have an effect of diluting our existing stockholders. If we are subject to any or all of the above, it may have an adverse effect on our business, financial condition and results of operations.
Our executive officers and directors may have interests in the Rescission Agreement other than, or in addition to, the interests of our stockholders generally.
Members of our Board of Directors and our executive officers may have interests in the Rescission Agreement that are different from, or are in addition to, the interests of our stockholders generally, including as discussed under the section titled “Interest of Directors and Executive Officers in the Proposals” below. Our Board of Directors was aware of these interests and considered them, among other matters, in approving the Rescission Agreement.
The market price of our Common Stock may be adversely affected by the transactions contemplated in Proposal One and we may fail to satisfy the continued listing standards of the Nasdaq Capital Market, which could result in the delisting of our Common Stock.
The continued listing standards of the Nasdaq Capital Market include, among other things, requirements that we maintain certain levels of stockholders’ equity, net income from continuing operations or market capitalization and a minimum trading price. Recently, our stock price has failed to close above $1.00 per share for extended periods. As a result, even if we were to regain compliance, we may not be able to continue to meet the $1.00 minimum bid price requirement of the Nasdaq Capital Market and/or satisfy other of the continued listing requirements.
As a result of the approval of the Rescission Agreement and the consummation of transactions contemplated therein, we may be required to pay to holders of our outstanding warrants certain payments in connection with the rescission.
Upon the approval of the Rescission Agreement and the consummation of the transactions contemplated therein the holders of our outstanding warrants may be entitled to receive, at their option, a cash payment in exchange for their warrants. This potential obligation could require us to expend a significant amount of cash or other consideration, which could hinder our ability to implement our business plan and may have an adverse effect on our business, financial condition and results of operations.

DESCRIPTION OF THE RESCISSION AGREEMENT
In March 2024, we announced the closing of a merger (the “Merger”) with ImmunogenX, Inc. (“IMGX”), a private, clinical-stage biopharmaceutical company founded in 2013, which is developing the biologic Latiglutenase for the treatment of celiac disease. As a result of the Merger, IMGX became a limited liability company and our wholly owned subsidiary ImmunogenX LLC. As consideration for the Merger we issued the former shareholders of IMGX (a) 4,092 shares of Common Stock of the Company and (b) 11,777.418 shares of Series G Preferred Stock. In addition, we assumed (i) all IMGX stock options immediately outstanding prior to the Merger, each becoming an option to purchase Common Stock subject to adjustment pursuant to the terms of the merger agreement (the “Assumed Options”) and (ii) all IMGX warrants immediately outstanding prior to the Merger, each becoming a warrant to purchase Common Stock subject to adjustment pursuant to the terms of the merger agreement (the “Assumed Warrants”). The Assumed Options are exercisable for an aggregate of 22,295 shares of Common Stock, have an exercise price of $2.43 and expire between February 1, 2031 and June 6, 2033. The Assumed Warrants are exercisable for an aggregate of 14,187 shares of Common Stock, have exercise prices ranging from $9.06 to $11.76 and expire between September 30, 2032 and September 6, 2033. Also in connection with the Merger we issued a consultant 2,053 shares of Common Stock and 595.808 shares of Series G Preferred Stock.
ImmunogenX, LLC is developing CypCel, a metabolic marker compound that can measure the state of small-intestinal recovery of celiac patients undergoing gluten-free diets (“GFDs”). We have initiated a plan to dispose of certain assets and liabilities of ImmunogenX, LLC, including Latiglutenase and CypCel. As of December 31, 2024, these were classified as assets and liabilities held for sale and due to the short period of time since the close of the Merger, are reported at their fair value less cost to sell. We determined that the discontinued operations of IMGX represents a strategic shift that will have a major effect on our operations and financial statements.
In March 2025, we announced that we entered into a rescission agreement (the “Rescission Agreement”), by and among the Company, ImmunogenX, LLC and the former shareholders of IMGX (the “IMGX Shareholders”), a copy of which is attached as Annex A-1 to this proxy statement. Under the terms of the Rescission Agreement, the parties have amicably determined that it is in their collective best interest to: (i) rescind the issuances of the shares of Common Stock and Series G Preferred Stock that the Company has issued to the IMGX Shareholders as part of the Merger, (ii) convey to the IMGX Shareholders all of the issued and outstanding membership interests (the “Membership Interests”) of ImmunogenX, LLC currently held by the Company, (iii) cancel the Assumed Options and Assumed Warrants, and (iv) provide for such additional agreements as are set forth in the Rescission Agreement. Also as set forth in the Rescission Agreement, following the closing, the Company will retain up to approximately $695,000 of ImmunogenX, LLC’s accounts payable (in addition to all accounts payable not related to the ImmunogenX, LLC business), and ImmunogenX, LLC will remain responsible for approximately $2,436,338 of its unsecured debt. The accounts payable liability of ImmunogenX, LLC retained by the Company may be further reduced from the approximately $695,000 as the Company has a right under the Rescission Agreement to negotiate the repayment of such accounts payable with the payees, with sole discretion over determining the payment amounts and timing for such payments. After the transactions contemplated by the Rescission Agreement have been consummated, ImmunogenX, LLC will no longer be a subsidiary of the Company, and the Company will no longer be holding any interest in ImmunogenX, LLC. The 6,158 shares of Common Stock and 595.808 shares of Series G Preferred Stock issued by the Company to a consultant in connection with services relating to the Merger are not affected by the Rescission Agreement as the Consultant was never a shareholder of IMGX and is not a party to the Rescission Agreement. Following consummation of the transactions contemplated by the Rescission Agreement, our director and Chief Scientific Officer Dr. Jack Syage, as one of the IMGX Shareholders, and his affiliated entities will own approximately 42% of the transferred Membership Interests of ImmunogenX, LLC.
On June 30, 2025, the Company and the Shareholder Representative mutually agreed that the transactions contemplated by the Rescission Agreement may be consummated on or prior to September 30, 2025.
On July 15, 2025, Entero ImmunogenX LLC and the IMGX Shareholders entered into an amendment to the Rescission Agreement (the “Amendment”), a copy of which is attached as Annex A-2 to this proxy statement. Reference to the Rescission Agreement herein is to the Rescission Agreement as amended by the Amendment.

The Company expects that the closing of the Rescission Agreement will occur on or prior to September 30, 2025, subject to satisfaction of all conditions for closing, including obtaining stockholder approval by the Company for the transfer of the Membership Interests to the IMGX Shareholders. After the transactions contemplated by the Rescission Agreement have been consummated, ImmunogenX, LLC will no longer be a subsidiary of the Company, and the Company will no longer be holding any interest in ImmunogenX, LLC. See “Background to the Rescission Agreement” and “Reasons for Entry into the Rescission Agreement” in the accompanying proxy statement.
Pursuant to the terms of the Rescission Agreement (i) each of the IMGX Shareholders agreed to cancel, waive, relinquish and disclaim in all respects any and all claims and/or rights to record or beneficial ownership in and to the shares of Common Stock and Series G Preferred Stock that the Company has issued to the IMGX Shareholders as part of the Merger, as set forth in the Rescission Agreement, (ii) each of the IMGX Shareholders agreed to cancel, waive, relinquish and disclaim in all respects any and all claims and/or rights to record or beneficial ownership in and to the Assumed Options and Assumed Warrants as set forth in the Rescission Agreement, including any Common Stock into which such Assumed Options and Assumed Warrants are not or ever have been converted or are convertible, (iii) the Company agreed to cancel, waive, relinquish and disclaim in all respects any and all claims and/or rights to record or beneficial ownership in and to the Membership Interests of IMGX, and (iv) the Company will retain up to approximately $695,000 of ImmunogenX, LLC’s accounts payable (in addition to all accounts payable not related to the ImmunogenX, LLC business), and ImmunogenX, LLC will remain responsible for approximately $2,436,338 of its unsecured debt. The accounts payable liability of ImmunogenX, LLC retained by the Company may be further reduced from the approximately $695,000 as the Company has a right under the Rescission Agreement to negotiate the repayment of such accounts payable with the payees, with sole discretion over determining the payment amounts and timing for such payments
In addition, under the terms of the Rescission Agreement, the Company shall have no obligation and will released from any and all obligations with respect to the assets or business of IMGX incurred after the Closing Date, as defined in the Rescission Agreement, or prior to the Closing Date, except as provided in the Rescission Agreement, unless approved in writing by the Company. For a more fulsome description of the Rescission Agreement, please see the section titled “Description of the Rescission Agreement.”
The Board of Directors of Company (the “Board”) approved the Rescission Agreement and the related transactions.
The foregoing description of the Rescission Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Rescission Agreement and the Amendment, which are attached to this proxy statement as Annex A-1 and A-2, respectively.
The Rescission Agreement contains representations, warranties and covenants that we and the Shareholder Representative made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Rescission Agreement between us, ImmunogenX, LLC and the IMGX Shareholders and may be subject to important qualifications and limitations agreed to by us, ImmunogenX, LLC and IMGX Shareholders in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Rescission Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk between us, ImmunogenX, LLC and IMGX Shareholders rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Rescission Agreement, which subsequent information may or may not be fully reflected in our public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.
Certain assets and liabilities of ImmunogenX, LLC are classified as assets and liabilities held for sale in the financial statements of the Company’s Annual Report on Form 10-K/A filed with the SEC on April 9, 2025.

Parties to the Rescission Agreement
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Entero Therapeutics, Inc.

Entero is engaged in the research and development of targeted, non-systemic therapies for the treatment of patients with gastrointestinal (“GI”) diseases. Non-systemic therapies are non-absorbable drugs that act locally, i.e., in the intestinal lumen, skin or mucosa, without reaching an individual’s systemic circulation.
Entero is currently focused on developing the biologic Adrulipase, a recombinant lipase enzyme designed to enable the digestion of fats and other nutrients in cystic fibrosis and chronic pancreatitis patients with exocrine pancreatic insufficiency. Entero’s prior programs consisted of Latiglutenase, a targeted oral biotherapeutic for celiac disease designed to breakdown gluten into non-immunogenic peptides; Capeserod, a selective 5-HT4 receptor partial agonist which was being developed as a gastroparesis therapeutic; and Niclosamide, an oral small molecule with anti-inflammatory properties for patients with inflammatory bowel diseases such as ulcerative colitis and Crohn’s disease. Entero has determined to discontinue the Latiglutenase, Capeserod and Niclosamide programs.
Entero shares are listed for trading on The Nasdaq Capital Market under the symbol “ENTO.” For more information, please visit Entero’s website at http://www.enterothera.com. Entero’s principal executive offices are located at 7901 4th St N # 21135 St. Petersburg, FL 33702, or contact us at (647) 401-7240.
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ImmunogenX, LLC (formerly ImmunogenX, Inc).

Founded in 2013, IMGX was a private, clinical-stage biopharmaceutical company, which was developing the biologic, Latiglutenase, for celiac disease. IMGX was also developing CypCel, a metabolic marker compound that can measure the state of small-intestinal recovery of celiac patients undergoing gluten-free diets (“GFDs”). As a result of the Merger, ImmunogenX, Inc. became a limited liability company and our wholly owned subsidiary.
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IMGX Shareholders

IMGX Shareholders are all the former shareholders of ImmunogenX, Inc., before the Merger.

UNAUDITED PRO FORMA FINANCIAL INFORMATION
Pro Forma Condensed Income Statements:
	Unaudited June 30, 2025	Proforma Adjustment	Unaudited Proforma June 30, 2025	Audited December 31, 2024	Proforma Adjustment	Unaudited Proforma December 31, 2024
Operating expenses:
Research and development expenses	$26,458	$—	$26,458	$903,941	$—	$903,941
General and administrative expenses	1,433,791	—	1,433,791	14,717,333	—	14,717,333
Total operating expenses	1,460,249	—	1,460,249	15,621,274	—	15,621,274
Loss from operations	(1,460,249)	—	(1,460,249)	(15,621,274)	—	(15,621,274)
Other (expenses) income:
Interest income (expense), net	(53,968)	—	(53,968)	875	—	875
Other expense	(108,818)	—	(108,818)	1,378	—	(108,164)
Total other expenses	(162,786)	—	(162,786)	2,253	—	(126,294)
Loss from continued operations	(1,623,035)	—	(1,623,035)	(15,619,021)	—	(15,619,021)
Loss from discontinued operations net of tax (a), (b)	(634,855)	634,855	—	(2,440,315)	2,440,315	—
Net income (loss)	$(2,257,890)	$634,855	$(1,623,035)	$(18,059,336)	$2,440,315	$(15,619,021)
Notes to Unaudited Pro Forma Condensed Statements of Operations
The unaudited pro forma condensed statements of operations for the year ended December 31, 2024 and the quarter ended June 30, 2025 reflect the impact of the rescission agreement with IMGX as if it had occurred on January 1, 2024. The adjustments give effect to the removal of results from discontinued operations associated with IMGX. These pro forma statements are presented for informational purposes only and do not purport to represent what the Company’s actual results of operations would have been had the rescission occurred on that date, nor are they necessarily indicative of future results.
(a) Removal of Discontinued Operations — June 30, 2025
Reflects the elimination of $634,855 in loss from discontinued operations recorded in the Company’s historical results for the quarter ended June 30, 2025. These losses were related to IMGX and have been removed to reflect the impact of the rescission agreement as if it had occurred as of the beginning of the period.
(b) Removal of Discontinued Operations — December 31, 2024
Reflects the elimination of $2,440,315 in loss from discontinued operations recorded in the Company’s audited results for the year ended December 31, 2024. These losses were related to IMGX and have been removed to reflect the impact of the rescission agreement as if it had occurred as of the beginning of the period.

Pro Forma Balance Sheet:
	(Unaudited) June 30, 2025	Proforma Adjustment	Proforma Balance Sheet
Current Assets:
Cash and cash equivalents	$4,474	—	4,474
Prepaid expenses	144,159	—	144,159
Assets held-for-sale	83,170,009	(83,170,009)	—
Total Current Assets	83,318,642	(83,170,009)	148,633
Other Assets:
Restricted cash	7,005	—	7,005
Goodwill	1,684,182	—	1,684,182
Operating lease right-of-use assets	—	—	—
Deposits	49,122	—	49,122
Total Other Assets	1,740,309	—	1,740,309
Total Assets	85,058,951	(83,170,009)	1,888,942
Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities:
Accounts payable	3,298,447	695,000	3,993,447
Accrued expenses	415,444	—	415,444
Accrued dividend payable	1,474,009	—	1,474,009
Line of credit	700,000	—	700,000
Liabilities held-for-sale	23,546,478	(23,546,478)	—
Operating lease liabilities	135,609	—	135,609
Other current liabilities	105,918	—	105,918
Total Current Liabilities	29,675,905	(22,851,478)	6,824,427
Non-current operating lease liabilities	—
Total Liabilities	29,675,905	(22,851,478)	6,824,427
Mezzanine Equity:
Series G preferred stock	61,681,100	(58,710,970)	2,970,130
Common stock	477	(6)	471
Additional paid-in capital	198,347,367	(387,135)	197,960,232
Accumulated deficit	(204,645,898)	(1,220,420)	(205,866,318)
Total Stockholders’ Equity (Deficit)	(6,298,054)	(1,607,561)	(7,905,615)
Total Liabilities, Mezzanine Equity and Stockholders’ Equity (Deficit)	$85,058,951	$(83,170,008)	$1,888,942
Reflects the discontinued operations resulting from the Rescission Agreement, including the removal of assets held-for-sale, associated liabilities, and equity interests previously recorded in the Company’s historical financial statements. In accordance with ASC 205-20, Presentation of Financial Statements — Discontinued Operations.
(a)   Reflects the removal of assets held-for-sale associated with IMGX, giving effect to the Rescission Agreement as if it had closed as of the beginning of the period ended June 30, 2025.
(b)   Reflects the removal of liabilities held-for-sale associated with IMGX, giving effect to the Rescission Agreement as if it had closed as of the beginning of the period ended June 30, 2025.

THE SPECIAL MEETING
This proxy statement is being provided to Entero stockholders in connection with the solicitation of proxies by the Entero Board for use at the Special Meeting and at any adjournments or postponements thereof. Entero stockholders are encouraged to read this entire document carefully.
Date, Time and Place of the Special Meeting
The Special Meeting is scheduled to be held on [        ], 2025, beginning at [        ] ( Eastern Time).
The Special Meeting will be held solely by remote communication, in a virtual meeting format. You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ENTO2025SM at the meeting date and time described in the accompanying proxy statement. You will not be able to attend the Special Meeting in person. You will need the 16 digit control number on your notice or proxy card to participate in the Special Meeting.
Voting
The specific proposals to be considered and acted upon at our Special Meeting are each described in this proxy statement. Only stockholders holding shares of Common Stock as of the close of business on the Record Date and holders of our Series B Preferred Stock as of the close of business on the Record Date are entitled to notice of the special meeting and only holders of our Common Stock and Series B Preferred Stock (such Series B Convertible Preferred Stock, solely as to Proposal 1, the Rescission Proposal) are entitled to vote at the Special Meeting. As of the Record Date, there were 1,588,547 shares of Common Stock and 476 shares of Series B Preferred Stock issued and outstanding. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Special Meeting. Holder of Series B Preferred Stock have the right to vote only on Proposal 1 — the Rescission Proposal. Each holder of record of our Common Stock is entitled to one vote per share of Common Stock on each matter to be acted upon at the Special Meeting.
Matters to be Considered at the Special Meeting
Required Vote for Approval No.	Proposal
1.	To approve the transfer of all of the issued and outstanding membership interests of ImmunogenX, LLC (“IMGX”), a Delaware limited liability company and wholly owned subsidiary of the Company, to the former shareholders of ImmunogenX, Inc. (the “IMGX Shareholders”), pursuant to the Rescission Agreement, effective March 24, 2025 and amended on July 15, 2025 (the “Rescission Proposal”). This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Special Meeting. Shares that are not represented at the Special Meeting, abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of the voting on this proposal. In addition, this proposal (and only this proposal) requires the affirmative consent of at least a majority of the Series B Preferred Stock outstanding as of the Record Date given in person or by proxy, either in writing or at the Special Meeting, at which Special Meeting the holders of the shares of such Series B Preferred Stock shall vote together as a class.
2.	Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our issued and outstanding shares of Common Stock, as a specific ratio, ranging from 1:2 to 1:20, with fractional shares rounded up to the nearest whole share, at any time prior to the one-year anniversary date of the Special Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split Proposal”). This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of

Required Vote for Approval No.	Proposal
our Common Stock present or represented by proxy and entitled to vote at the Special Meeting. Shares that are not represented at the Special Meeting, abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of the voting on this proposal.
3.	To approve an amendment to the Company’s 2020 Omnibus Equity Incentive Plan (the “Plan”) to: (i) increase the number of shares of Common Stock authorized for issuance under the Plan from 272,845 to 772,845, including an increase in the number of shares available for grants of incentive stock options (“ISOs”) from 83,333 to 250,000; and (ii) increase the maximum number of shares that may be granted to any non-employee director from one to 83,333 (the “Equity Plan Amendment Proposal”). This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Special Meeting. Shares that are not represented at the Special Meeting, abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of the voting on this proposal.
4.	To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are insufficient votes to approve one or more of the foregoing proposals. To approve the adjournment of the Special Meeting in the event that the number of shares of Common Stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of any one or more of the foregoing proposals are insufficient to approve any proposal. This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Special Meeting. Shares that are not represented at the Special Meeting, abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of the voting on this proposal.
Recommendation of the Entero Board
After careful consideration, the Entero Board unanimously recommends that Entero’s stockholders vote “FOR” each Proposal 1 –  4 and that the holders of the Series B Preferred Stock vote “FOR” Proposal 1.
Required Votes
Assuming a quorum is present at the Special Meeting, the Rescission Proposal, the Reverse Split Proposal, the Equity Plan Amendment Proposal and the Adjournment Proposal require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Special Meeting. An Entero stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on such proposals, provided that a quorum is otherwise present. An abstention or other failure of any shares present or represented by proxy to vote on such proposals will have no effect on such proposals.
In addition, as to the Rescission Proposal — this proposal (and only this proposal) requires the affirmative consent of at least a majority of the Series B Preferred Stock outstanding as of the Record Date given in person or by proxy, either in writing or at the Special Meeting, at which Special Meeting the holders of the shares of such Series B Preferred Stock shall vote together as a class.
Quorum; Abstentions and Broker Non-Votes
A quorum of Entero stockholders is necessary to conduct business at the Special Meeting. In order for any business to be conducted at the Special Meeting, both (i) the holders of one-third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Special Meeting, and (ii) the holders of at least one-third of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting must be represented at the Special Meeting, either in person, by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy. Shares of Common Stock present at the Special Meeting or represented by proxy and entitled to vote, including shares for which an Entero stockholder directs an “abstention” from voting, will be counted for purposes of determining a quorum.
If a quorum is not present, the Special Meeting will be adjourned or postponed until the holders of the number of shares of Common Stock required to constitute a quorum attend.
Under Nasdaq rules, banks, brokers or other nominees who hold shares in “street name” on behalf of the beneficial owner of such shares have the authority to vote such shares in their discretion on certain “routine” proposals when they have not received voting instructions from the beneficial owners. However, banks, brokers or other nominees are not allowed under Nasdaq rules to exercise their voting discretion with respect to matters that are “non-routine.” This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other “non-routine” proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter. If you hold your shares of Common Stock in “street name,” your shares will not be voted unless you affirmatively instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instructions provided by your bank, broker or other nominee. It is therefore critical that you cast your vote by instructing your bank, broker or other nominee on how to vote. Brokers will not be able to vote on any of the non-routine proposals before the Special Meeting unless they have received voting instructions from the beneficial owners.
Vote of Entero Directors and Executive Officers
As of the Record Date, Entero directors and executive officers and their affiliates beneficially owned and were entitled to vote in the aggregate 11,892 shares of Common Stock, which represented less than 1% of the Common Stock issued and outstanding on the record date. Entero currently expects that all Entero directors and executive officers will vote their shares “FOR” each of the proposals. See the section titled “Interests of Entero Directors and Executive Officers” in this proxy statement.
Methods of Voting
Stockholders of Record
If you are an Entero stockholder of record, you may vote at the Special Meeting by proxy over the internet or telephone or by mail, or by attending and voting at the Special Meeting, as described below.
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Via the Internet (www.proxyvote.com):   Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on [      ], 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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By Telephone (1-800-690-6903):   Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on [      ], 2025. Have your proxy card in hand when you call and then follow the instructions.

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By Mail:   Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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During the Special Meeting (www.virtualshareholdermeeting.com/ENTO2025SM):   You may attend the Special Meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow on your proxy card available and follow the instructions.

Unless revoked, all duly executed proxies representing shares of Common Stock entitled to vote at the Special Meeting will be voted at the Special Meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification. If you submit an executed proxy without providing instructions for any proposal, your shares will be voted “FOR” each of the proposals.

Beneficial (Street Name) Stockholders
If you hold your shares of Common Stock through a bank, broker or other nominee in “street name” instead of as a registered holder, you must follow the voting instructions provided by your bank, broker or other nominee in order to vote your shares. Your voting instructions must be received by your bank, broker or other nominee prior to the deadline set forth in the information from your bank, broker or other nominee on how to submit voting instructions. If you do not provide voting instructions to your bank, broker or other nominee for a proposal, your shares of Common Stock will not be voted because your bank, broker or other nominee does not have discretionary authority to vote on such proposals. See the section titled “The Special Meeting — Quorum; Abstentions and Broker Non- Votes.”
Attending the Special Meeting
If you wish to attend the Special Meeting, you must (i) be an Entero stockholder of record at the close of business on [     ], 2025, the record date, (ii) hold your shares of Common Stock beneficially in the name of a broker, bank or other nominee as of the record date or (iii) hold a valid proxy for the Special Meeting.
If you plan to attend and vote at the Special Meeting, Entero still encourages you to vote in advance by the internet, telephone or (if you received a paper copy of the proxy materials) by mail so that your vote will be counted even if you later decide not to attend the Special Meeting. Voting your proxy by the internet, telephone or mail will not limit your right to attend and vote at the Special Meeting if you later decide to do so.
Revocability of Proxies
Any Entero stockholder giving a proxy has the right to revoke it at any time before the proxy is voted at the Special Meeting. If you are an Entero stockholder of record, you may revoke your proxy by any one of the following actions:
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by sending a signed written notice of revocation to Entero’s Chief Financial Officer, provided such notice is received no later than the close of business on the day before the Special Meeting;

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by voting again over the internet or telephone as instructed on your proxy card before the closing of the voting facilities at 11:59 p.m., Eastern Time, on the day before the Special Meeting;

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by submitting a properly signed and dated proxy card with a later date that is received by Entero’s Chief Financial Officer no later than the close of business the day before the Special Meeting; or

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by attending the Special Meeting and requesting that your proxy be revoked, as described above. Only your last submitted proxy will be considered.

Execution or revocation of a proxy will not in any way affect an Entero stockholder’s right to attend and vote at the Special Meeting.
Written notices of revocation and other communications relating to the revocation of proxies should be addressed to:
Entero Therapeutics, Inc.
7901 4th St N # 21135
St. Petersburg, FL 33702
Attention: Chief Financial Officer
If your shares of Common Stock are held in “street name” and you previously provided voting instructions to your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to revoke or change your voting instructions. You may also change your vote by obtaining your specific control number and instructions from your bank, broker or other nominee and voting your shares at the Special Meeting.
Adjournments
If a quorum is present at the Special Meeting but there are insufficient votes at the time of the Special Meeting to approve the Rescission Proposal, the Reverse Split proposal and the Equity Plan Amendment proposal, then Entero stockholders may be asked to vote on the Adjournment Proposal. If a quorum is not present, the presiding officer may adjourn the Special Meeting, from time to time, without notice other than announcement at the meeting of the hour, date and place, if any, to which the meeting is adjourned, and the means of remote communications, if any, by which Entero stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting. The presiding officer may also adjourn the meeting to another hour, date or place, even if a quorum is present.
At any subsequent reconvening of the Special Meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting, and all proxies will be voted in the same manner as they would have been voted at the original convening of the Special Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting.
No Appraisal Rights
Our stockholders have no dissenter’s or appraisal rights in connection with any of the proposals described herein.
Assistance
If you need assistance voting or completing your proxy card, or if you have questions regarding the Special Meeting, please contact, Entero’s Investor Relationships Department at Investors@enterothera.com or by calling (647) 401-7240.

PROPOSAL NO. 1: THE RESCISSION PROPOSAL
To approve the transfer of all of the issued and outstanding membership interests of ImmunogenX, LLC (“IMGX”), a Delaware limited liability company and wholly owned subsidiary of the Company, to the former shareholders of ImmunogenX, Inc. (the “IMGX Shareholders”), pursuant to the Rescission Agreement, effective March 24, 2025 and amended on July 15, 2025 (the “Rescission Proposal”).
Overview
On March 13, 2024, we closed the merger (the “Merger”) with ImmunogenX, Inc. (“IMGX”), a private, clinical-stage biopharmaceutical company founded in 2013, which is developing the biologic Latiglutenase for the treatment of celiac disease. As a result of the Merger, IMGX became a limited liability company and our wholly owned subsidiary ImmunogenX LLC. As consideration for the Merger we issued the former shareholders of IMGX (a) 4,092 shares of Common Stock of the Company and (b) 11,777.418 shares of Series G Preferred Stock. In addition, we assumed (i) all IMGX stock options immediately outstanding prior to the Merger, each becoming an option to purchase Common Stock subject to adjustment pursuant to the terms of the merger agreement (the “Assumed Options”) and (ii) all IMGX warrants immediately outstanding prior to the Merger, each becoming a warrant to purchase Common Stock subject to adjustment pursuant to the terms of the merger agreement (the “Assumed Warrants”). The Assumed Options are exercisable for an aggregate of 22,295 shares of Common Stock, have an exercise price of $2.43 and expire between February 1, 2031 and June 6, 2033. The Assumed Warrants are exercisable for an aggregate of 14,187 shares of Common Stock, have exercise prices ranging from $9.06 to $11.76 and expire between September 30, 2032 and September 6, 2033. Also in connection with the Merger we issued a consultant 2,053 shares of Common Stock and 595.808 shares of Series G Preferred Stock.
ImmunogenX, LLC is developing CypCel, a metabolic marker compound that can measure the state of small-intestinal recovery of celiac patients undergoing gluten-free diets (“GFDs”). We have initiated a plan to dispose of certain assets and liabilities of ImmunogenX, LLC, including Latiglutenase and CypCel. As of December 31, 2024, these were classified as assets and liabilities held for sale and due to the short period of time since the close of the Merger, are reported at their fair value less cost to sell. We determined that the discontinued operations of IMGX represents a strategic shift that will have a major effect on our operations and financial statements.
In March 2025, we announced that we entered into a rescission agreement (the “Rescission Agreement”), by and among the Company, ImmunogenX, LLC and the former shareholders of IMGX (the “IMGX Shareholders”), a copy of which is attached as Annex A-1 to this proxy statement. Under the terms of the Rescission Agreement, the parties have amicably determined that it is in their collective best interest to: (i) rescind the issuances of the shares of Common Stock and Series G Preferred Stock that the Company has issued to the IMGX Shareholders as part of the Merger, (ii) convey to the IMGX Shareholders all of the issued and outstanding membership interests (the “Membership Interests”) of ImmunogenX, LLC currently held by the Company, (iii) cancel the Assumed Options and Assumed Warrants, and (iv) provide for such additional agreements as are set forth in the Rescission Agreement. Also as set forth in the Rescission Agreement, following the closing, the Company will retain up to approximately $695,000 of ImmunogenX, LLC’s accounts payable (in addition to all accounts payable not related to the ImmunogenX, LLC business), and ImmunogenX, LLC will remain responsible for approximately $2,436,338 of its unsecured debt. The accounts payable liability of ImmunogenX, LLC retained by the Company may be further reduced from the approximately $695,000 as the Company has a right under the Rescission Agreement to negotiate the repayment of such accounts payable with the payees, with sole discretion over determining the payment amounts and timing for such payments. After the transactions contemplated by the Rescission Agreement have been consummated, ImmunogenX, LLC will no longer be a subsidiary of the Company, and the Company will no longer be holding any interest in ImmunogenX, LLC. See “Background to the Rescission Agreement” and “Reasons for Entry into the Rescission Agreement” below. The 6,158 shares of Common Stock and 595.808 shares of Series G Preferred Stock issued by the Company to a consultant in connection with services relating to the Merger are not affected by the Rescission Agreement as the Consultant was never a shareholder of IMGX and is not a party to the Rescission Agreement. Following consummation of the transactions contemplated by the Rescission Agreement, our director and Chief Scientific Officer

Dr. Jack Syage, as one of the IMGX Shareholders, and his affiliated entities will own approximately 42% of the transferred membership interests of ImmunogenX, LLC.
On June 30, 2025 the Company and the Shareholder Representative mutually agreed that the transactions contemplated by the Rescission Agreement may be consummated on or prior to September 30, 2025.
On July 15, 2025, Entero ImmunogenX LLC and the IMGX Shareholders entered into an amendment to the Rescission Agreement (the “Amendment”), a copy of which is attached as Annex A-2 to this proxy statement. Reference to the Rescission Agreement herein is to the Rescission Agreement as amended by the Amendment.
Under the terms of the Rescission Agreement, the parties have amicably determined that it is in their collective best interest to: (i) rescind the issuances of the of the shares of Common Stock and Series G Preferred Stock that the Company has issued to the IMGX Shareholders as part of the Merger, (ii) convey to the IMGX Shareholders all of the issued and outstanding membership interests (the “Membership Interests”) of ImmunogenX, LLC currently held by the Company, (iii) cancel the Assumed Options and Assumed Warrants; and (iv) provide for such additional agreements as are set forth therein.
Pursuant to the terms of the Rescission Agreement (i) each of the IMGX Shareholders agreed to cancel, waive, relinquish and disclaim in all respects any and all claims and/or rights to record or beneficial ownership in and to the shares of Common Stock and Series G Preferred Stock that the Company has issued to the IMGX Shareholders as part of the Merger, as set forth in the Rescission Agreement, (ii) each of the IMGX Shareholders agreed to cancel, waive, relinquish and disclaim in all respects any and all claims and/or rights to record or beneficial ownership in and to the Assumed Options and Assumed Warrants as set forth in the Rescission Agreement, including any Common Stock into which such Assumed Options and Assumed Warrants are not or ever have been converted or are convertible, (iii) the Company agreed to cancel, waive, relinquish and disclaim in all respects any and all claims and/or rights to record or beneficial ownership in and to the Membership Interests of ImmunogenX, LLC, and (iv) the Company will retain up to approximately $695,000 of ImmunogenX, LLC’s accounts payable (in addition to all accounts payable not related to the ImmunogenX, LLC business), and ImmunogenX, LLC will remain responsible for approximately $2,436,338 of its unsecured debt. The accounts payable liability of ImmunogenX, LLC retained by the Company may be further reduced from the approximately $695,000 as the Company has a right under the Rescission Agreement to negotiate the repayment of such accounts payable with the payees, with sole discretion over determining the payment amounts and timing for such payments
Purpose of the Rescission Proposal
We are subject to the General Corporation Law of the State of Delaware (the “DGCL”).
Pursuant to Section 271 of the DGCL, stockholder approval is required for the sale of all or substantially all of the Company’s property and assets, The Entero Board considers the transfer of all of the issued and outstanding Membership Interests of ImmunogenX, LLC to the IMGX Shareholders as a sale of substantially all of the Company’s assets. In addition, the Rescission Agreement requires as well that the Company will obtain stockholder approval for the transfer of the Membership Interests to the IMGX Shareholders
If stockholders do not approve the Recession Proposal, the Company will not be able to transfer the issued and outstanding Membership Interests of ImmunogenX, LLC currently held by it to the IMGX Shareholders and will not be able to meet the conditions to close the transactions contemplated in the Rescission Agreement as set forth in the Rescission Agreement. In the event the transactions contemplated under the Rescission Agreement do not close, as ImmunogenX, LLC’s holding company, we will be subject to its duties, liabilities and obligations under various contractual arrangements. Specifically, in the event of default by ImmunogenX, LLC, we will be liable for the repayment of approximately $2,436,338 of ImmunogenX, LLC’s unsecured debt as well as the additional approximately $46,000 of its accounts payable that we did not retain under the Rescission Agreement. See “Risk Factor — If the transactions under the Rescission Agreement are not consummated, it will have a material adverse impact on our business, financial condition and results of operations.” In this proxy statement and “Risk Factors — We do not expect to consummate certain previously disclosed proposed transactions.” In our Annual Report on Form 10-K/A, for the year ended December 31, 2024.
Background of the Merger and the Rescission Agreement
The following chronology summarizes certain meetings and other events between representatives of Entero, IMGX and representatives of the IMGX Shareholders during the period preceding the signing of the Merger agreement and certain meetings and other events between representatives of Entero, ImmunogenX, LLC and representatives of the IMGX Shareholders during the period preceding the signing of the Rescission Agreement. The following chronology does not purport to catalogue every conversation among Entero, IMGX, ImmunogenX, LLC, and the IMGX Shareholders, and their respective representatives.
The Period Preceding the Merger
In Q1 2023, the Board, as part of its effort to continually evaluate how to best maximize stockholder value, believed it in the best interest of Entero and its stockholders to conduct a preliminary assessment to identify and evaluate potential strategic transactions that would allow Entero to further develop its pipeline assets, add new pipeline assets or otherwise increase value for stockholders.
In April 2023, James Sapirstein, Sarah Romano, Dr. Jim Pennington, CMO, Ted Stover, VP of Product Development, Amy Stover, VP and Martin Krusin, SVP of Corporate Development, constituting the then Entero’s senior management team (“Entero Senior Management”) initiated discussions with a Canadian biopharmaceutical third party (“Party A”) to potentially in-license and co-develop Party A’s drug candidates.
On May 1, 2023, Entero formally engaged Tungsten Partners LLC (“Tungsten”) to assist and advise with respect to its strategic process. Tungsten began its outreach to potential target companies and other sources. Approximately 10 companies were contacted as part of this initial outreach process, including a number of private companies in the life sciences industry seeking a Nasdaq listing, public companies in the life sciences industry that were believed to have a strategic fit with Entero, and a broad set of investors and service providers which included venture capital firms, institutional healthcare funds, and debt funds to garner additional interest in a reverse merger transaction with Entero.
In total, Tungsten presented nine potential strategic partners to Entero. The candidate companies were presented to Entero’s Board on June 22, 2023; September 20, 2023; November 16, 2023; December 12, 2023; and during routine calls with Board members. During each meeting, the Board and management team reviewed the candidates and discussed the status of term sheet negotiations and potential back-ups.
Entero was introduced to IMGX by Tungsten in February 2023 and both parties provided access to their respective virtual data rooms. Subsequently, Entero conducted due diligence on IMGX, held several diligence calls with senior management at IMGX between February 2023 and June 2023, and had an in-person meeting with the Chief Executive Officer and co-founders of IMGX, Jack Syage and Jennifer Sealey-Voyksner, at the May 2023 Digestive Disease Week conference.
Between March and June 2023, several draft term sheets were circulated between Entero and IMGX. The initial draft term sheet was prepared by Tungsten and Entero and sent to IMGX and contemplated an equity purchase, proposed transaction structure, minimum investment, board composition, continuation of management, full and satisfactory business and financial due diligence, exclusivity, and other customary terms. On June 21, 2023, the Board approved, and Entero entered into, a non-binding business combination term sheet (the “June Term Sheet”) with IMGX, which provided for a $110 million valuation of IMGX, with no working capital adjustment contemplated and an approximate $3 million valuation for Entero based upon Entero’s share price as of that date. Pursuant to the June Term Sheet, Entero was to issue the IMGX’s securityholders an aggregate of $110 million in Entero Common Stock and for Entero to assume no debt.
On June 28, 2023, Entero announced that the final patient dosed in its Phase 2 Span Clinical Trial of Enhanced Adrulipase Formulation.

On June 29-30, 2023, the Entero Senior Management and Jack Syage, Gail Stover, David Crean, Jennifer Sealey-Voyksner, and Matt Dickason (“IMGX Senior Management”) held a hybrid meeting (both in person at IMGX’s offices and virtually) and discussed diligence and potential merger related issues.
On July 18, 2023, Entero consummated a public offering of Common Stock and warrants in which it entered into a placement agency agreement with Roth Capital Partners, LLC (“Roth”) and a securities purchase agreement with certain purchasers, with net proceeds of approximately $1.8 million.
On September 13, 2023, Entero entered into a license agreement with Sanofi, pursuant to which Entero received a license to obtain certain exclusive worldwide rights to develop and commercialize Capeserod, a selective 5-HT4 receptor partial agonist which Entero intends to repurpose and develop for gastrointestinal indications.
On September 14, 2023, Entero announced the exercise of certain warrants and the issuances of new warrants in a private placement with gross proceeds of approximately $4 million.
On November 16, 2023 and December 12, 2023, with consideration given to Entero’s then-current financial and operational considerations, the Board approved drafts of an updated non-binding business combination term sheet with IMGX. On December 18, 2023, Entero entered into the term sheet (the “December Term Sheet”), which contained a binding exclusivity agreement until June 2, 2024, for a payment of $500,000, and issued a press release announcing the same. The December Term Sheet again provided for a $110 million valuation of IMGX, subject to a to a dollar-for-dollar adjustment for net indebtedness and working capital of IMGX. Pursuant to the December Term Sheet, Entero was to issue the IMGX’s securityholders an aggregate of $110 million of secured convertible notes convertible into shares of Entero Common Stock, the conversion of which would be subject to the approval of Entero’s stockholders. Additionally, the December Term Sheet provided for the Entero Board of Directors and management maintaining control of the combined company until stockholder approval is received.
On December 12, 2023, the stockholders of Entero approved an increase in the total authorized shares of Entero from 50,000,000 shares to 100,000,000 shares, granted the Board discretion to affect a reverse stock split at a ratio of not less than 1:10 and no more than 1:20 and ratified Entero’s entry into the July 18, 2023 securities purchase agreements.
On December 23, 2023, Entero entered into a non-binding letter of interest for a licensing agreement with a strategic global pharmaceutical company that contemplates a cash payment to Entero upon the closing of the licensing and certain milestone and royalty payments as consideration for the exclusive license of latiglutenase within the United States and Canada.
In parallel with seeking a merger partner, Entero continued outreach to parties potentially interested in acquiring or forming a new private company to invest in Entero’s programs. These activities are ongoing. In 2023, Entero held discussions with more than 30 companies to out-license or sell its Phase 2 adrulipase program and held discussions with approximately 10 companies to out-license or sell Phase 2 niclosamide IBD program. On December 27, 2023, the Company announced that it had signed a non-binding term sheet to sell its Phase 2 niclosamide IBD program.
On December 27, 2023, Entero announced the exercise of certain warrants and the issuances of new warrants in a private placement with gross proceeds of approximately $4.8 million.
On January 3, 2024, Lowenstein Sandler LLP (“Lowenstein”), counsel to Entero, circulated a due diligence request list and tentative transaction timeline to Fortis LLP (“Fortis”), counsel to IMGX.
On January 9, 2024, Lowenstein and Fortis participated in a teleconference to discuss the structure of the transaction in light of tax considerations and Nasdaq rules.
On January 11, 2024, Lowenstein coordinated the scheduling of a diligence call between Entero Senior Management, IMGX Senior Management, Fortis and Lowenstein. Lowenstein circulated a diligence call agenda.
On January 15, 2024, Lowenstein, Entero Senior Management, IMGX Senior Management, Fortis and Orrick, Herrington & Sutcliffe, LLP (“Orrick”), counsel to IMGX, participated in a teleconference to discuss open diligence questions and requests that Lowenstein had for IMGX, Fortis and Orrick.

On January 18, 2024, Lowenstein circulated a first draft of the Merger Agreement to Fortis and Orrick.
On January 19, 2024, Lowenstein, Fortis and Orrick participated in a teleconference to discuss treatment of IMGX’s outstanding debt and outstanding options to purchase Common Stock, the structure of Entero’s board after closing and the Merger Agreement generally.
On January 24, 2024, Lowenstein circulated a supplemental due diligence request list to IMGX, Fortis and Orrick.
On January 29, 2024, Lowenstein, Entero senior management and Ladenburg Thalmann & Co. Inc. (“Ladenburg”) participated in a teleconference to discuss the retention of Ladenburg to evaluate the transaction and draft a fairness opinion for this transaction.
On January 30, 2024, Entero entered into a Confidentiality and Non-Disclosure Agreement with Ladenburg.
On January 31, 2024, Lowenstein, Fortis and Orrick participated in a teleconference to discuss certain material issues in the Merger Agreement, the primary topic of this teleconference being the treatment of IMGX’s outstanding debt.
On February 2, 2024, Orrick circulated a revised draft of the merger agreement. On that same day, Lowenstein circulated drafts of the lock-up agreement and certificate of designations.
On February 5, 2024, Lowenstein, Fortis, Orrick and Ladenburg met via teleconference to discuss certain other outstanding issues related to the Merger Agreement, the primary topic of this teleconference being to ensure the structure of the transaction was compliant with Nasdaq requirements.
On February 8, 2024, Lowenstein circulated a revised draft of the Merger Agreement to Fortis and Orrick addressing issues discussed during the February 5, 2024 meeting.
On February 8, 2024, Lowenstein and Orrick participated in a teleconference to discuss the tax implications of this transaction and ensure that the transaction qualifies as a tax-free reorganization.
On February 12, 2024, Entero Senior Management, Lowenstein, Fortis, Orrick, IMGX Senior Management and Tungsten participated in a teleconference to again discuss treatment of IMGX’s outstanding debt, and a potential timeline to consummate a private investment in public equity (“PIPE”) for the combined company.
On February 14, 2024, Lowenstein circulated a proposal on behalf of Entero on how IMGX’s outstanding debt be treated in connection with this transaction, pursuant to which certain indebtedness would remain outstanding at the IMGX level upon closing of the transaction. Pursuant to such proposal, $20 million of Entero Common Stock would be placed into an escrow account for the benefit of satisfaction of such indebtedness. Additionally, as a result of the assumption of the indebtedness, the valuation of the combined company would be $110 million, of which $86 million would be ascribed to IMGX and $24 million would be ascribed to Entero. On February 16, 2024, Lowenstein and Orrick discussed potential revisions to Lowenstein’s proposal, and shortly after, Lowenstein provided an updated proposal which provided for the release of the lender’s liens on the IMGX collateral upon certain conditions, including the closing of a $25 million PIPE. On February 17, 2024, Orrick circulated a revised draft of the proposal, which included comments from I IMGX’s lender. That day, Lowenstein, Fortis and Orrick participated in a teleconference to the lender’s comments to the proposal.
On February 19, 2024, Entero Senior Management, Lowenstein, Fortis, Orrick and IMGX Senior Management participated in a teleconference to discuss treatment of IMGX’s outstanding debt, the valuation of each of Entero and IMGX, the draft Certificate of Designation and the treatment of the outstanding options of IMGX. Lowenstein and Orrick more thoroughly discussed the issuance of replacement options on a teleconference call on February 20, 2024.
On February 22, 2024, Lowenstein circulated a list of outstanding diligence questions for IMGX to Fortis and Orrick.

On February 22, 2024, Lowenstein circulated an updated proposal on the treatment of IMGX’s outstanding debt, and the valuation of each of IMGX and Entero. Under such proposal, the valuation of the combined company would be $110 million, of which $90 million would be ascribed to IMGX and $21 million would be ascribed to Entero.
On February 23, 2024, at a meeting duly called and held, and attended by representatives of Entero Senior Management and Lowenstein, the Board of Directors was provided an update on the negotiations of the transaction. At the meeting, the Board discussed the transaction, including the proposed valuation of each of IMGX and Entero. Shortly thereafter, Lowenstein participated in a teleconference with Fortis, Orrick and Armstrong Teasdale LLP, counsel to IMGX’s lender (“Armstrong”).
On March 1, 2024, Orrick circulated revised drafts of the Merger Agreement and related documents.
On March 2, 2024, Lowenstein circulated a revised draft of the Merger Agreement to Fortis and Orrick, which provided for the assumption of the 2021 Plan by Entero as well as the outstanding options thereunder.
On March 4, 2024, Lowenstein, Fortis, Orrick and Tungsten participated in a teleconference to discuss certain open items related to the transactions, such as a target closing date and the allocation of the merger consideration.
On March 6, 2024, Orrick circulated a first draft of the Second Modification of Loan Documents and a revised draft of the Voting Agreement to Lowenstein, and Lowenstein circulated a first draft of the Letter of Transmittal to Fortis and Orrick.
On March 7, 2024, Orrick circulated a first draft of a secured promissory note in favor of Jack Syage, in an aggregate principal amount of $500,000 (the “Syage Note”) and a draft of a patent and trademark security agreement (the “Shareholder Security Agreement”). On March 8, 2024, Lowenstein circulated a revised draft of the Syage Note and Shareholder Security Agreement. The primary revisions in Lowenstein’s draft of the Syage Note included adding a five (5) business day cure period upon the occurrence of an Event of Default before the amount owed under the Syage Note became due and payable, and revised the definition of “Event of Default” such that if IMGX defaulted under the terms of any other debt obligation, it would not automatically provide for a default under the Syage Note. Lowenstein’s revised draft of the Shareholder Security Agreement provided for a thirty (30) day cure period upon an Event of Default under the Shareholder Security Agreement that results from Entero not observing a convenant or agreement binding on it as well as updates to treflect that Entero’s obligations under the Shareholder Security Agreement are subject to its obligatins under the Amended Credit Agreement. In an email exchange on March 9, 2024, Lowenstein, Fortis and Orrick agreed to add a default under the Note as an Event of Default under the Syage Note and on march 10, 2024, the parties agreed to Lowenstein’s updates to the Shaerholder Security Agreement.
From February 22, 2024 to March 8, 2024, the parties exchanged several valuation proposals which varied as to the per share price and the valuation of IMGX. On March 8, 2024, the parties agreed to an $85 million valuation of IMGX pursuant to which the number of securities of Entero to be issued to the IMGX shareholders would be based on a $7.00 share price, a slight discount to the $7.16 closing price of Entero Common Stock on Nasdaq on March 7, 2024. The closing price of Entero Common Stock on Nasdaq on the day of Closing, March 13, 2024, was $6.53,
On March 9, 2024, Entero Senior Management, Lowenstein and Tungsten participated in a teleconference to discuss the allocation of the merger consideration. Later that day, Lowenstein circulated a revised draft of the Lock-Up Agreement and a notice to IMGX warrant holders and option holders regarding the treatment of outstanding warrants and options in connection with this transaction. Orrick approved the drafts shortly thereafter.
On March 11, 2024, at a meeting duly called and held, and attended by representatives of Entero Senior Management, the Board of Directors was provided an update on the near-final terms of the transaction.
On March 13, 2024, Entero Senior Management shared a draft offer letter with Dr. Syage pursuant to which he (i) would receive a base annual salary of $350,000, (ii) would be entitled to an incentive bonus of up to 40% of his annual salary, dependent on meeting pre-determined objectives and (iii) would be eligible to participate in Entero benefits in connection with his appointment as the Entero’s President and Chief Operating Officer. Upon discussion, the terms were accepted.
On March 13, 2024, at a meeting duly called and held, and attended by representatives of Entero Senior Management, Ladenberg and Lowenstein, the Board of Directors received an update on the transaction. Representatives of Lowenstein made a presentation regarding the director’s fiduciary duties in connection with the transaction. Lowenstein then provided an overview of the negotiations that had transpired related to the Merger Agreement and the outstanding indebtedness of IMGX. Lowenstein then reviewed the final key terms of the Merger Agreement and related transactions, but not limited to (i) the assumption of the indebtedness of IMGX, (ii) the treatment of the IMGX options and warrants and (iii) the requirement to obtain stockholder approval to above the issuance of the shares of Common Stock upon conversion of the Series G Preferred Stock. Thereafter, at the request of the Board, Ladenburg rendered its oral opinion to the Board (which was subsequently confirmed in writing by delivery of Ladenburg’s written opinion addressed to the Board dated of the same date) as to the fairness, and subject to the factors, limitations, qualifications and other matters set forth in its written opinion, from a financial point of view, to the stockholders of the Company of the merger consideration to be paid by the Company pursuant to the Merger Agreement. After considering the foregoing and other factors, the Board unanimously (i) determined that the Merger agreement and the transactions contemplated by the Merger agreement, including the Merger (collectively, the “Transactions”), are fair to and in the best interests of Entero and its stockholders and (ii) adopted, approved and declared the Merger agreement other transactions contemplated thereby advisable. Accordingly, the Board unanimously authorized and approved the Merger agreement and related transactions.
On March 13, 2024, following the meeting of the Board, Entero, First Merger Sub and Second Merger Sub executed the Merger Agreement. On the morning of March 14, 2024, prior to market open on Nasdaq, Entero issued a press release announcing entry into the Merger Agreement and the Closing of the Merger.
The Period Preceding the Rescission Agreement
Following the closing of the IMGX merger, Jack Syage, one of the principals of IMGX, served as the Chief Operating Officer of the Company and as a member of the Company’s Board of Directors. On June 17, 2024, Dr. Syage transitioned from the role of Chief Operating Officer to Chief Scientific Officer.
In light of the Company’s growing financial concerns, on August 12, 2024, a Special Committee was formed to address matters including the credit agreement with Mattress Liquidators, potential financings, and IMGX-related liabilities. The Committee’s mandate included evaluating strategic alternatives and assessing the ongoing liquidity issues relating to the Company.
On August 19, 2024, the Special Committee reviewed proposals to complete a rescission of the IMGX transaction. It was determined that stockholder approval was required under applicable corporate law in order to execute a potential rescission.
Subsequently, on August 30, 2024, the Board of Directors adjusted the cash reserve for the D&O Tail policy from $600,000 to $520,000, reflecting ongoing consideration of the Company’s financial position.
On or about early September 2024, the Company temporarily halted rescission discussions pending evaluation of alternative financings, including a reverse merger with Journey Therapeutics, Inc. as a means to receive net new capital to meet the ongoing obligations of the business.
On October 3, 2024, the Special Committee called a meeting to address time-sensitive rescission terms presented by Jack Syage via a letter to the Special Committee. Material terms to the offer included an upfront $500,000 cash payment to the Company to be used to stabilize the working capital position of the business, an assumption of $500,000 worth of accounts payable, an assumption of approximately $8,000,000 of secured debt obligations and two promissory notes in the amount of $250,000 and a $1,000,000 promissory note issued to the Company that would automatically convert in any subsequent financing round of at least $1,000,000 in gross proceeds $1,000,000 in favor of the Company subject to successful completion of future equity raises.

On October 4, 2024, after the Special Committee deliberation, the Company rejected Jack Syage’s offer noting that the upfront cash portion of $500,000 was deemed to be insufficient relative to the fair market value of the Latiglutenase assets Further, the Special Committee maintained the opinion that the proposed terms by Jack Syage and the purchase price was not in favor of the Company’s stockholders and there would be risk that the stockholders would not approve the transaction. The Special Committee submitted a counter proposal inclusive of greater upfront cash payments as well as the full assumption of all IMGX related debt obligations including the secured debt on the basis that the rescission should cleanly carve out the IMGX asset from the Company in order to be aligned with the best interests of the Company stockholders. The counter proposal was promptly rejected by Jack Syage due to the significant personal liability he would incur as a guarantor on the secured debt obligations.
On November 8, 2024, the Board of Directors convened regarding the potential rescission where it formally elected to move on from Jack Syage’s rescission proposal as terms and conditions could not be agreed to by both parties. Jack Syage’s final rescission offer did not include a provision requiring stockholder approval as a condition to consummate the rescission, contrary to the opinion of the Special Committee and the Company’s General Counsel. As such, the Jack Syage rescission proposal was determined to be invalid and was not reviewed further.
In November through December 2024, the Company continued to generate net operating losses which strained liquidity. The Company sought net new capital with the intent to provide critical liquidity to continue the business operations. Discussions with prospective capital providers resumed early in the first quarter of 2025.
On December 31, 2024, Mattress Liquidators, Inc. (“Plaintiff”) filed a complaint in the District Court, Boulder County, State of Colorado against ImmunogenX, LLC, Jack A. Syage, and The Jack A. Syage and Elizabeth T. Syage Revocable Trust (“Defendants”). In the complaint, the Plaintiff complained that the Defendants did not pay the loan under the credit agreement entered into October 3, 2022, as amended on September 6, 2023 and March 13, 2024 for the principal amount of $8,212,345.17 (the “Credit Agreement”).
Plaintiff alleged that in the summer of 2024, Defendants were not repaying the loan; accordingly, on August 2, 2024, a notice of default was sent, which demanded immediately payment of the entire balance which was suspended after the Plaintiff was provided additional information. Subsequently, Plaintiff sent Defendants letters of non-compliance regarding their financial reporting obligations. Thereafter, on November 21, 2024, Plaintiff sent Defendants another notice of default and a demand for payment, which accelerated the loan obligations, demanded that Defendants cure the financial reporting defaults, and demanded that Defendants pay all loan obligations no later than December 5, 2024.
Plaintiff claimed that as of December 31, 2024, the total amount due and owing was $7,575,568.91, which consists of $7,460,245.47 in principal, $115,323.44 in accrued contract interest, and $47,069 in authorized attorneys’ fees and costs. Plaintiff asserted three causes of action. The first cause of action was asserted against ImmunogenX, LLC for alleged breach of the Credit Agreement. The other two causes of action asserted were alleged breaches of the guarantees by Jack Syage and the Elizabeth T. Syage Revocable Trust.
Beginning in December 2024 and into January 2025, discussions with prospective capital provider Corbo Capital were accelerated. Numerous discussions between James Sapirstein, the Company’s former Chairman and Chief Executive Officer, and Corbo Capital occurred whereby material terms and conditions were discussed. Notably, the parties discussed receipt of a capital injection in exchange for replacing three of the directors with appointees of the investor.
On February 7, 2025, a press release was issued announcing that Richard Paolone, Eric Corbett, and Mike Uppal, all appointees of Corbo Capital, had joined the Company’s Board of Directors following the resignation of each of Timothy Ramdeen, Alastair Riddell and Mr. Sapirstein. The press release also announced that the Company had entered into a $2 million revolving loan agreement with 1396974 BC Ltd., a private lender. The proceeds of the loan were to be used to support the impaired liquidity position of the business, mainly, payment of previous critical accounts payable as well as ongoing day to day expenditures of the business.

From February 10 through February 12, 2025, the Company’s Board of Directors held a series of meetings to review the financial status of the Company, the audit timeline, and strategic alternatives.
On February 11, 2025, the Board of Directors and management of the Company determined that the Company should consider rescinding the IMGX merger and IMGX’s focus on Latiglutenase in order to focus solely on the development of Adrulipase. Pursuing the IMGX rescission versus maintaining both programs would allow the Company to focus on its flagship drug product, restructure its balance sheet, and remove secured debt obligations which had been pushing the company toward potential bankruptcy since summer 2024. Mr. Syage affirmed that he would personally pay off a material portion of Immunogen, LLC’s secured debt and encumber his personal assets if the IMGX merger were rescinded, as he viewed this more favorably than the alternative bankruptcy where the secured lender could force Chapter 11 and liquidate the Company as it had a perfected security interest in the Latiglutenase assets and other assets of ImmunogenX, LLC.
On February 12, 2025, the Board of Directors convened a meeting to present the findings from the due diligence review and evaluate strategic options, including a potential unwinding of the IMGX merger.
On February 13, 2025, following the comprehensive review of Company documents and discussion at meetings of the Board of Directors, the Company’s representatives and the Board of Directors initiated discussions with IMGX representatives including Mr. Syage regarding the unwinding of the merger. These initial discussions focused on the potential terms and structure of a rescission agreement.
From mid-February 2025 to early March 2025, representatives of the Company and Mr. Syage, as the representative of the IMGX shareholders, engaged in negotiations regarding the terms of a potential rescission agreement. During this period, both parties exchanged proposals focusing on the return of equity, the unwinding of outstanding obligations, and provisions for future cooperation between the entities.
On February 18, 2025, Board of Directors and the Company’s management determined that executing a rescission agreement was the best option for the stockholders of the Company. An agreement in principle was subsequently reached between Mr. Syage on behalf of the IMGX shareholders and the Company’s representatives regarding the rescission.
The Company successfully secured approval from the former IMGX shareholders in favor of the Rescission Agreement (as defined below) and the rescission agreement was executed by the parties on March 24, 2025 (the “Rescission Agreement”). The parties’ entry into the Rescission Agreement was reported in the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2025 and also communicated through a press release.
On or around May 8, 2025, the Company distributed Amendment No. 1 to the Rescission Agreement to the IMGX shareholders to provide for an accredited investor representation by the IMGX shareholders.
Effective April 9, 2025, and executed May 8, 2025, Plaintiff and Defendants entered into a settlement agreement (“Settlement Agreement”) whereby Jack A. Syage and The Jack A. Syage and Elizabeth T. Syage Revocable Trust (the “Guarantors”) agreed to pay the Plaintiff (a) $5,500,000.00 to be applied to the obligations amounting to approximately $7.9 million owed to the Plaintiff (which amount was paid to the Plaintiff on April 9, 2025) with the Guarantors being solely responsible for payment of all obligations due to be paid to the Plaintiff. In addition, IMGX agreed to pay all of Plaintiff’s attorneys’ fees and costs incurred to date amounting to approximately $62,000. The parties to the Settlement Agreement also agreed to enter into amended and restated loan documents dated April 9, 2025 which provide for, among others, a revolving loan of $2,436,338.30(the “Commitment”) to ImmunogenX, LLC, to be repaid and the principal amount thereof reborrowed before the earliest of: (i) April 9, 2028; (ii) the date ImmunogenX, LLC prepays the revolving loan in full in accordance with amended and restated credit agreement; or (iii) the date on which the Commitment is terminated in whole pursuant to amended and restated credit agreement. Under amended and restated guarantys, the Guarantors unconditionally guaranteed the prompt payment of all monies owed by ImmunogenX, LLC to Plaintiff under the terms and conditions as stated herein. Under the Settlement Agreement, the Plaintiff agreed to release its security interest in ImmunogenX, LLC, and the parties agreed to execute a Stipulation of Dismissal with Prejudice to be filed in the action before the District Court, Boulder County, State of Colorado.

On June 30, 2025 the Company and the Shareholder Representative mutually agreed that the transactions contemplated by the Rescission Agreement may be consummated on or prior to September 30, 2025.
On July 15, 2025, Entero ImmunogenX LLC and the IMGX Shareholders entered into an Amendment (the “Amendment”), a copy of which is attached as Annex A-2 to this proxy statement. Reference to the Rescission Agreement herein is to the Rescission Agreement as amended by the Amendment.
Entero Board’s Reasons for the Approval of the Rescission Agreement
The Company’s decision to pursue a rescission agreement with ImmunogenX, LLC was driven by the strategic imperative to concentrate limited financial and operational resources on Adrulipase, the Company’s primary drug candidate. The Company believes this strategic refocusing is supported by multiple business and financial considerations
Elimination of Unsecured Debt Obligations
Upon closing, the rescission will eliminate all unsecured debt obligations associated with the IMGX acquisition, significantly improving our balance sheet and financial flexibility. The unsecured debt obligations inherited from the IMGX transaction has strained the Company’s overall liquidity position and has exposed the business to a contingent liability as a result of the Mattress Liquidators lawsuit. The rescission will not only result in the removal of the unsecured debt, but prevent the Company’s future exposure to potential contingent liability if ImmunogenX, LLC again defaults on the unsecured debt and is subject to additional lawsuits. Both of these will enable us to direct more resources towards the Adrulipase clinical development and extend our operational runway.
Resource Allocation Constraints
As reflected in the Company’s financial statements for the year ended December 31, 2024, the Company operates with significant financial constraints, with a market capitalization of only approximately $3.4 million and a net annual loss for the year ended December 31, 2024 of approximately $18.1 million. The Company currently generates no revenue, making efficient resource allocation critical to our survival and success. The IMGX acquisition created additional financial obligations and operational complexities that diverted corporate and capital resources away from our core Adrulipase program at a critical stage of development. The Company estimates that up to $30 million would be required to adequately complete Phase 3 trials for IMGX’s Latiglutenase asset, representing a significant capital investment for a non-core asset for the Company. Of which, the IMGX Latiglutenase asset does not have near term revenue prospects. Due to the capital constrained macroeconomic environment, the Company has elected to focus on its flagship Adrulipase program as the Board of Directors views it as the Company’s most valuable asset in its patent portfolio.
Additionally, the Company intends to streamline its patent portfolio on gut-restricted gastrointestinal clinical drug candidates, while IMGX’s Latiglutenase focus is on celiac disease. Given the Company’s core competency of advancing gut-restricted gastrointestinal clinical drug candidates, the IMGX Latiglutenase asset will compete with the Company’s core Adrulpiase program, which targets larger patient populations and, in the opinion of the Company’s Board of Directors, has clearer regulatory pathways. Due to the significant capital requirements and resource allocation constraints, the Company has determined that the most suitable course of action is to rescind the IMGX assets and focus on its core Adrulipase program.
Historical Investment and Clinical Progress of Adrulipase
The Company has made substantial historical investments in the development of Adrulipase (formerly known as MS1819), representing the company’s most advanced clinical program. Since fiscal year 2022, approximately $7.01 million has been directly invested into the development of Adruliapse to bring the product to Phase 2 clinical trials, relative to $2.10 million of total drug advancement costs related to IMGX’s Latiglutenase. When incorporating direct and indirect drug advancement costs including corporate overhead and general administrative expenses indirectly linked to this company asset, approximately 36.1% of all drug advancement costs have been attributable to Adrulipase, versus approximately 13.7% for IMGX’s Latiglutenase. In October 2022, the Company completed two Phase 2, open label, multicenter trials to assess the safety and efficacy of the Adrulipase asset in patients with exocrine pancreatic insufficiency (EPI). The results of these trials were mixed, noting that while the enhanced microgranule formulation demonstrated improved tolerability relative to previous trials, preliminary data suggests the end result potentially may not meet its primary efficacy endpoint of coefficient for fat absorption. Further testing must be conducted in order to reach a proper conclusion.
The cumulative research and development expenditure on Adrulipase over multiple years constitutes a significant portion of our historical spend, creating a valuable clinical and intellectual property foundation that we believe can provide future economic value.
While the Company is satisfied with the progress of the Adrulipase asset, it notes concerns with the efficacy of the Latiglutenase asset. The Company has noted that while Phase 2 data has shown Latiglutenase’s positive impact on reducing small intestinal damage by 60-88% in celiac patients, the asset faced insufficient efficacy for FDA approval. A 2022 study found no statistically significant improvement in serology markers (tTG-IgA, DGP-IgA/IgG) compared to placebo. The Phase 3 trial design, while FDA-reviewed, required enrollment of 1,200 patients-a costly endeavor with high execution risk. Latiglutenase’s mechanism (gluten degradation in the stomach) faced skepticism due to variable patient adherence to gluten-free diets, limiting market potential. Given the material capital resources required to advance the IMGX Latiglutenase asset relative to the considerable risk of Phase 3 failure, the Company has determined that continued investment in IMGX is untenable and rescission is the best course of action
Market Opportunity for Adrulipase
Adrulipase addresses significant unmet medical needs in well-defined patient populations. According to the Cystic Fibrosis Foundation, in 2024 more than 40,000 people in the United States suffer from EPI caused by cystic fibrosis, and the National Pancreas Foundation estimates 50-80 people per 100,000 in the United States (300,000-500,000 total) patients have EPI caused by chronic pancreatitis. This substantial market opportunity justifies our strategic focus on bringing Adrulipase through the clinical development pathway to potential commercialization.
Lack of Strategic Alignment with IMGX Product Lines
While IMGX’s technology platforms have potential value, they do not align with the Company’s core focus on developing targeted, non-systemic therapies for gastrointestinal diseases. The integration of IMGX’s business required significant management attention and specialized expertise outside our core competencies. The Company’s Board of Directors’ and management’s analysis determined that the technological and operational synergies initially anticipated between Adrulipase development and IMGX’s product lines failed to materialize to the extent projected.
Streamlined Organizational Structure
By unwinding the IMGX acquisition, the Company can streamline its organizational structure, reducing operational complexity and administrative overhead. This organizational efficiency is particularly important given our limited headcount allowing our small team to focus exclusively on Adrulipase development milestones.
Clearer Mission Purpose and Business Model
The rescission will provide current stockholders and prospective investors with a clearer understanding of the Company’s business model and value proposition as a focused gastrointestinal drug development company.
Required Vote and Recommendation
In accordance with our Charter, Bylaws and Delaware law, and as further discussed above under “The Special Meeting — Quorum; Abstentions and Broker Non-Votes,” approval and adoption of this Rescission Proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting and voting affirmatively or negatively on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of such proposal.
In addition, this proposal (and only this proposal) requires the affirmative consent of at least a majority of the Series B Preferred Stock outstanding as of the Record Date given in person or by proxy, either in writing or at the Special Meeting, at which Special Meeting the holders of the shares of such Series B Preferred Stock shall vote together as a class.
OUR BOARD RECOMMENDS A VOTE “FOR” THE RESCISSION PROPOSAL.

PROPOSAL NO. 2: THE REVERSE SPLIT PROPOSAL
Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our issued and outstanding shares of Common Stock, as a specific ratio, ranging from 1:2 to 1:20, with fractional shares rounded up to the nearest whole share, at any time prior to the one-year anniversary date of the Special Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split Proposal”)
Overview
Our Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to amend our Charter to authorize our Board to effect a reverse stock split (the “Charter Amendment”) of our issued and outstanding shares of Common Stock at a specific ratio, ranging from 1:2 to 1:20 (the “Approved Split Ratios”), to be determined by the Board (the “Reverse Split”). A vote for this Reverse Split Proposal will constitute approval of the Reverse Split that, once authorized by the Board and effected by filing the Charter Amendment with the Secretary of State of the State of Delaware, will combine between 2 and 20 shares of our Common Stock into one share of our Common Stock, with fractional shares resulting from the Reverse Split being rounded up to the nearest whole number. If implemented, the Reverse Split will have the effect of decreasing the number of shares of our Common Stock issued and outstanding.
Accordingly, stockholders are asked to adopt and approve the Charter Amendment set forth in Annex B to effect the Reverse Split as set forth in the Charter Amendment, subject to the Board’s determination, in its sole discretion, whether or not to implement the Reverse Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Split must be effected on or prior to the one-year anniversary date of the Annual Meeting. The text of Annex B remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Split.
If adopted and approved by the holders of our outstanding voting securities, the Reverse Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting. The Board reserves the right to elect to abandon the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders
Purpose and Rationale for the Reverse Split
On September 6, 2024, we received a letter from the Listing Qualifications Staff of Nasdaq indicating that, based upon the closing bid price of our Common Stock for the last 30 consecutive business days, the Company was not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were provided 180 days, or until March 5, 2025, to regain compliance with the minimum bid price requirement.
On March 6, 2025, we received a letter from Nasdaq advising that we had been granted a 180-day extension, or until September 1, 2025, to regain compliance with the minimum bid price requirement, in accordance with Nasdaq Listing Rule 5810(c)(3)(A). If at any time prior to September 1, 2025, the bid price of our Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive trading days, we will regain compliance with the minimum bid price requirement.
The extension notice has no immediate effect on the listing of our Common Stock on The Nasdaq Capital Market and does not affect our reporting requirements with the SEC. If we do not regain compliance with the minimum bid price requirement during the additional 180-day extension, Nasdaq will provide written notification that our Common Stock will be delisted. At that time, we may appeal the delisting determination to a hearings panel pursuant to the procedures set forth in the applicable Nasdaq Listing Rules.
On June 30, 2025, at the 2025 annual meeting of the stockholders of the Company, the stockholders voted on a similar proposal and approved the adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of Common Stock, at a specific ratio, ranging from 1:2 to 1:20, at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders. Based on the 2025 annual meeting approval, on August 18, 2025, a reverse stock split at a ratio of 1:3 (the “Prior Reverse Split”) was affected.
This current Reverse Split Proposal is being brought for approval by the stockholders at the Special Meeting in the event that the Prior Reverse Split is not sufficient to regain or maintain compliance with the minimum bid price requirement by the Nasdaq rules, and an additional reverse stock split would be required to be implemented in short notice.
Failure to approve the Reverse Split Proposal may have serious, adverse effects on Entero and its stockholders. Our Common Stock could be delisted from Nasdaq because shares of our Common Stock may trade below the requisite per share price needed to maintain our listing. Our shares may then be quoted on the OTC Bulletin Board or other small trading markets, which are generally considered to have less volume and be less efficient markets. We believe an investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons. In that event, the Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our Common Stock.
In addition, an investment in our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower-priced securities to their clients. Investors may also be dissuaded from purchasing lower- priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower-priced stocks. Also, the Company’s Board of Directors believes that most investment funds are reluctant to invest in lower-priced stocks.
As of [           ], 2025, our Common Stock closed at $[      ] per share on Nasdaq. The Reverse Split, if effected, should have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, therefore reducing the risk that our Common Stock could be delisted from Nasdaq.
Our Board strongly believes that the Reverse Split may be necessary to maintain our listing on Nasdaq. Accordingly, the Board has recommended that our stockholders approve the Reverse Split Proposal to effect the Reverse Split, if needed, at an Approved Split Ratio to be determined by the Board, and directed that this proposal be submitted to our stockholders for approval at the Annual Meeting.
Risks of the Proposed Reverse Split
A decline in the market price of our Common Stock after the Reverse Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.
If the Reverse Split is implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.
The proposed Reverse Split may decrease the liquidity of our Common Stock.
The liquidity of our Common Stock may be harmed by the proposed Reverse Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Split, particularly if the stock price does not increase as a result of the Reverse Split.
If we effect the reverse split and then the market price of our Common Stock will decline and will fail to meet the continued Nasdaq listing requirement for the minimum bid price, we may not be eligible for any compliance period.
In January 2025, the SEC approved amendments, which are now effective, to the Nasdaq listing rules that significantly affect companies seeking to use reverse stock splits to regain or maintain compliance with

Nasdaq’s $1.00 minimum bid price requirement. The changes to the Nasdaq rules alter, among others, the frequency of reverse stock splits to prevent companies from repeatedly using them as part of their minimum bid price compliance strategy. Under the amended Nasdaq Listing Rule 5810(c)(3)(A)(iv), if a Company’s security fails to meet the continued listing requirement for minimum bid price and the Company has effected a reverse stock split over the prior one-year period (or has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one), then the Company shall not be eligible for any compliance period to address the bid price deficiency. Instead, Nasdaq will move forward with delisting proceedings.
Determination of the Ratio for the Reverse Split
If the Reverse Split Proposal is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of 1:2 or exceed a ratio of 1:20. In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our Common Stock, the effect of the Approved Split Ratio on our compliance with other Nasdaq listing requirements, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of May 15, 2025, after completion of the Reverse Split, we will have between 2,382,864 and 238,286 shares of Common Stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.
Principal Effects of the Reverse Split
After the effective date of the proposed Reverse Split, each stockholder will own a reduced number of shares of Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Split (other than as a result of treatment of fractional shares, as described below). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split.
The following table contains approximate number of issued and outstanding shares of Common Stock, and the estimated per share trading price following a 1:2 to 1:20 Reverse Split, without giving effect to any adjustments for fractional shares of Common Stock or the issuance of any derivative securities, as of the Record Date.
After Each Reverse Split Ratio
	Current		1:2		1:20
Common Stock Authorized		100,000,000		100,000,000		100,000,000
Common Stock Issued and Outstanding		1,588,576		794,288		238,286
Number of Shares of Common Stock Reserved for Issuance		5,557,182		2,778,591		277,851
Number of Shares of Common Stock Authorized but Unissued and Unreserved		92,854,242		96,427,121		99,483,863
Price per share, based on the closing price of our Common Stock on the Record Date	$	[ ]	$	[ ]	$	[ ]

After the effective date of the Reverse Split, our Common Stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our Common Stock.
Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be reported on Nasdaq under the symbol “ENTO,” assuming that we are able to regain compliance with the minimum bid price requirement, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Split to indicate that the Reverse Split had occurred.
Effect on Outstanding Derivative Securities
The Reverse Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of [           ], 2025, and are on a pre-Reverse Split basis), including:
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One share of awarded but unissued restricted stock under our 2014 Plan;

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272,844 shares of awarded but unissued restricted stock units under our 2020 Plan;

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50,274 shares of Common Stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2020 Plan;

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323,119 shares of Common Stock available for future issuance under our 2020 Plan;

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1,432,564 shares of Common Stock issuable upon exercise of outstanding warrants, with a weighted average exercise price of $20.25 per share;

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38 shares of Common Stock issuable upon conversion of 475.56 shares of Series B Preferred Stock, including in respect of accrued and unpaid dividends of approximately $1,391,844 through March 31, 2025 at a conversion price of $97,020 per share; and

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4,124,409 shares of Common Stock issuable upon conversion of 12,373,226 shares of Series G Convertible Preferred Stock.

The adjustments to the above securities, as required by the Reverse Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.
Effect on Equity Incentive Plans
As of August [  ], 2025, we had 1 share of awarded but unissued restricted stock under our 2014 Plan. Further, as of May August [  ], 2025, we had 50,274 shares of Common Stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2020 Plan, as well as 272,844 shares of Common Stock available for issuance under the 2020 Plan. Pursuant to the terms of the 2014 Plan and the 2020 Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2014 Plan and the 2020 Plan to equitably reflect the effects of the Reverse Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. The number of shares available for future grant under the 2014 Plan and the 2020 Plan will be similarly adjusted.
Effective Date
The proposed Reverse Split would become effective on the date of filing of the Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Charter Amendment. On the effective date, shares of Common Stock issued and outstanding shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of Common Stock in accordance with the Approved Split Ratio set forth in this Reverse Split Proposal. If the proposed Charter Amendment is not adopted and approved by our stockholders, the Reverse Split will not occur.
Treatment of Fractional Shares
No fractional shares of Common Stock will be issued as a result of the Reverse Split. In lieu of issuing fractional shares of Common Stock, stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to rounding up of the fractional share to the nearest whole number. For example, if as a result of a reverse stock split a record stockholder would otherwise be entitled to hold 15.3 shares of our Common Stock after giving effect to the Reverse Stock Split, such stockholder would instead hold 16 shares of our Common Stock. The Company does not intend to round up fractional shares at the beneficial level and will instead round any such fractional shares up at the participant level.
Record and Beneficial Stockholders
If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of Common Stock electronically in book entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of Common Stock they hold after the Reverse Split. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.
If the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Split selected by the Board. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.
STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
The par value per share of Common Stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Reverse Split Proposal and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.
Material Federal U.S. Income Tax Consequences of the Reverse Split
The following discussion is a summary of certain material U.S. federal income tax considerations of the Reverse Stock Split applicable to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all potential tax consequences that may be relevant to a U.S. holder. The effects of U.S. federal tax laws other than U.S. federal income tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder. We have not sought and do not intend to seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the Reverse Stock Split.
This discussion is limited to U.S. holders that hold Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. holder’s particular circumstances, including the impact of the alternative minimum tax, the rules related to “qualified small business stock” within the meaning of Section 1202 of the Code or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:
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U.S. expatriates and former citizens or long-term residents of the United States;

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U.S. holders whose functional currency is not the U.S. dollar;

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persons holding Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

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banks, insurance companies, and other financial institutions;

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real estate investment trusts or regulated investment companies;

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brokers, dealers or traders in securities;

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corporations that accumulate earnings to avoid U.S. federal income tax;

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S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

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tax-exempt organizations or governmental organizations;

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persons deemed to sell Common Stock under the constructive sale provisions of the Code;

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persons who hold or received Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; and tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds Common Stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.
THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL

AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the Reverse Stock Split. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the Common Stock surrendered, and such U.S. holder’s holding period in the shares Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
The Reverse Stock Split is intended to qualify as nontaxable transaction for U.S. federal income tax purposes as a recapitalization under Section 368(a)(1)(E).
As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be automatically entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-split share. The U.S. federal income tax treatment of the receipt of such a fractional share in a Reverse Stock Split is not clear. It is possible that the receipt of such an additional fraction of a share of Common Stock may be treated as a distribution taxable as a dividend or as an amount received in exchange for Common Stock. We intend to treat the issuance of such an additional fraction of a share of Common Stock in the Reverse Stock Split as a non-recognition event, but there can be no assurance that the Internal Revenue Service or a court would not successfully assert otherwise.
Required Vote and Recommendation
Pursuant to changes to Section 242 of the Delaware General Corporation Law which became effective on August 1, 2023 (the “DGCL Change”), the necessary stockholder vote to approve reverse stock splits and an increase in authorized share capital was reduced from a majority of outstanding shares entitled to vote, to a majority of votes actually cast at a meeting. In addition to reducing the required stockholder vote for approval of these actions, the DGCL Change has the effect of causing abstentions to have no effect on a stockholder vote. This reduced vote requirement only applies to companies (like ours) whose stock is listed on a national securities exchange and who would continue to meet the listing requirements of the exchange immediately after giving effect to such actions.
Pursuant to the DCGL Change, approval and adoption of this Reverse Split Proposal requires the affirmative vote of at least a majority of votes actually cast at the meeting. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of such proposal.
OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL TWO.

PROPOSAL NO. 3: THE EQUITY PLAN AMENDMENT PROPOSAL
To approve an amendment to the Company’s 2020 Omnibus Equity Incentive Plan (the “Plan”) to: (i) increase the number of shares of Common Stock authorized for issuance under the Plan from 272,845 to 772,845, including an increase in the number of shares available for grants of incentive stock options (“ISOs”) from 83,333 to 250,000; and (ii) increase the maximum number of shares that may be granted to any non-employee director from one to 83,333 (the “Equity Plan Amendment Proposal”).
General
The general purpose of our 2020 Omnibus Equity Incentive Plan (the “Plan”), is to benefit our Company and its stockholders by assisting the Company and its subsidiaries to attract, retain and provide incentives to key management employees, officers, directors, and consultants of the Company and its affiliates, and to align the interests of such service providers with those of the Company’s stockholders.
Our Board believes that the granting of stock options, restricted stock awards, restricted stock units, stock appreciation rights and similar kinds of cash-based and equity-based compensation promotes continuity of management and provides a critical incentive to align the interests of those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success with the interests of our stockholders.
On [           ], 2025 our Board approved an amendment (i) increasing the number of shares of our Common Stock available for issuance under the Plan from 272,845 to 772,845, (ii) increasing the number of shares of our Common Stock otherwise available under the Plan that may be granted as “incentive stock options” (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) from 83,333 to 250,000 shares, and (iii) increasing the number of shares that may be granted to any non-employee director of the Board from 2 to 83,333. The Board directed that the amendment be submitted to the stockholders for approval at the Annual Meeting. A copy of the amendment is attached as Annex A.
If the Company’s stockholders do not approve the increase in the number of shares available for issuance under the Plan, the Company will continue to operate the Plan under its current provisions, but will be limited in its ability to make future grants and incentives under the Plan to individuals we believe are and in the future will be critical to the Company’s success.
Description of the Existing Plan
The following description of the material terms of the Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Plan, as amended, which is incorporated herein by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 16, 2020 and by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2023.
Administration.   The Plan is administered by a committee of our Board (the “Committee”). The Committee has authority to determine the persons to whom options to purchase shares of our Common Stock, stock appreciation rights (“SARs”), restricted stock units, restricted or unrestricted shares of our Common Stock, performance stock awards, performance units, other cash-based awards and other stock-based awards (collectively, “Awards”) may be granted. The Committee may also establish rules and regulations for the administration of the Plan and amendments or modifications of outstanding Awards. The Committee may delegate authority to one or more “reporting persons” (as defined in the Plan), including officers, to grant options and other Awards to employees (other than themselves), subject to applicable law and the Plan. No options, stock purchase rights or other Awards may be made under the Plan on or after August 10, 2030, but the Plan will continue thereafter while previously granted options, SARs or other Awards remain outstanding.
Eligibility.   Persons eligible to receive options, SARs or other Awards under the Plan are all employees, officers, directors, consultants, advisors or other individual service providers of our Company and our affiliates, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any affiliate (including prospective employees, officers, directors, consultants, advisors or other individual services providers as long as they commence employment or engagement with the Company or any affiliate).
As of August [  ], 2025, the Company and its affiliates had no employees, 6 executive officers who are providing their services to the Company pursuant to service agreements, three non-employee directors, and approximately one consultants, other advisors, and individual service providers.
Shares Subject to the Plan.   As of the Record Date, after giving effect to four reverse stock splits, previous amendments to the Plan, and increases in the shares available under the Plan in accordance with the “evergreen provision” discussed below, an aggregate of 323,119 shares of our Common Stock were reserved for issuance under the Plan, of which approximately 272,845 shares remain available for issuance as of the date of this proxy statement. If the Reverse Split Proposal is approved by our stockholders, the amendment adopted by the Board will increase the number of shares of our Common Stock available under the Plan to 772,845 (subject to future increase in accordance with the Plan’s evergreen provision).
The Plan contains an “evergreen provision” providing for an annual increase in the number of shares of our Common Stock available for issuance under the Plan on each January 1st in an amount equal to ten percent (10%) of the total number of shares of Common Stock outstanding on each December 31st of the immediately preceding year on an “as converted basis.” As converted shares include all shares of our outstanding Common Stock and all shares of our Common Stock issuable upon the conversion of outstanding preferred stock, warrants and other convertible securities, but do not include any shares of Common Stock issuable upon the exercise of options and other Awards pursuant to the Plan or the Company’s Amended and Restated 2014 Omnibus Equity Incentive Plan. The Board or Committee may determine that no increase in the share reserve will be made for any year or determine that a lesser number of shares to be added.
If any option or SAR granted under the Plan terminates without having been exercised in full or if any other Award is forfeited, or if shares of Common Stock are withheld to cover withholding taxes on options or other Awards or applied to the payment of the exercise price of an option or purchase price of an Award, the number of shares of Common Stock as to which such option or Award was forfeited, withheld or paid, will be available for future grants under the Plan.
All 272,845 shares of our Common Stock currently reserved for issuance under the Plan may be granted as ISO. If this Proposal No.3 is approved by stockholders, up to 250,000 shares of Common Stock that may otherwise become available for Awards under the Plan may be granted as ISOs.
The number of shares authorized for issuance under the Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends or similar transactions.
Terms and Conditions of Options.   Options granted under the Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The Committee will determine the exercise price of options granted under the Plan. The exercise price of stock options may not be less than the fair market value per share of our Common Stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).
If on the date of grant our Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the Committee based on the reasonable application of a reasonable valuation method. On August [  ], 2025, the closing sale price of a share of our Common Stock on Nasdaq was $[   ].
No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the Plan will be exercisable at such time or times as the Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The Committee may, in its discretion, permit a holder of an option to exercise the option before it has otherwise become exercisable, in which case the shares of our Common Stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid (a) in cash or by certified check, bank draft or money order, (b) through delivery of shares of our Common Stock having a fair market value equal to the purchase price, or (c) a combination of these methods. The Committee is also authorized to establish a cashless exercise program and to permit the exercise price (or tax withholding obligations) to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.
No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient or the recipient’s guardian or legal representative. However, the Committee may permit the holder of an option, SAR or other Award to transfer the option, right or other award to family members or a family trust for estate planning purposes. The Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.
Stock Appreciation Rights.   The Committee may grant SARs, independent of or in connection with an option. The Committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our Common Stock on the date of grant, as determined by the Committee. The maximum term of any SAR granted under the Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:
•
the excess of the fair market value on the exercise date of one share of our Common Stock over the exercise price, multiplied by

•
the number of shares of Common Stock covered by the SAR.

Payment may be made in shares of our Common Stock, in cash, or partly in Common Stock and partly in cash, all as determined by the Committee.
Restricted Stock, Unrestricted Stock and Restricted Stock Units.   The Committee may award restricted Common Stock, unrestricted shares of Common Stock and/or restricted stock units under the Plan. Restricted stock awards consist of shares of Common Stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Unrestricted stock awards consist of shares of Common Stock that are not subject to any restrictions. Restricted stock units confer the right to receive shares of our Common Stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends with respect to restricted stock or unrestricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, if applicable, as determined by the Committee. Dividend equivalent amounts may be paid with respect to restricted stock units either when cash dividends are paid to stockholders or when the units vest. Unless the Committee determines otherwise, holders of restricted stock and unrestricted stock will have the right to vote the shares.
Performance Stock Awards and Performance Units.   The Committee may award performance stock awards and/or performance units under the Plan. Performance stock awards and performance units are awards, denominated in either shares of Common Stock or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Committee. The Committee will determine the restrictions and conditions applicable to each award of performance stock awards and performance units.
Incentive Bonus Awards, Other Stock-Based and Cash-Based Awards.   The Committee may award other types of equity-based or cash-based awards under the Plan, including the grant or offer for sale of shares of our Common Stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Committee may impose.
Effect of Certain Corporate Transactions.   The Committee may, at the time of the grant of an Award provide for the effect of a change of control (as defined in the Plan) on any Award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the committee. The Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change of control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other Awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any Award of restricted stock, restricted stock units, performance stock awards or performance units in exchange for a similar Award of the capital stock of any successor corporation; (e) redeem any restricted stock, restricted stock unit, performance share or performance unit for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our Common Stock on the date of the change of control; or (f) cancel any option or SAR in exchange for cash and/or other substitute consideration based on the value of our Common Stock on the date of the change of control, and cancel any option or SAR without any payment if its exercise price exceeds the value of our Common Stock on the date of the change of control.
Amendment, Termination.   Our Board may at any time amend the Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (a) increase the number of shares of Common Stock available under the Plan, or (b) change the group of individuals eligible to receive options, SARs and/or other awards.
New Plan Benefits
Grants of Awards under the Plan are discretionary and we cannot determine now the number of type of options or other awards to be granted in the future to any particular person or group.
Material Federal Income Tax Consequences
The following is a summary of the principal federal income tax consequences of option and other Awards under the Plan. Optionees and recipients of other rights and Awards granted under the Plan are advised to consult their personal tax advisors before exercising an option or SAR or disposing of any stock received pursuant to the exercise of an option or SAR or following vesting of a restricted stock award or restricted stock unit or upon grant of an unrestricted stock award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.
Treatment of Options
The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the Plan, nor will our Company be entitled to a tax deduction at that time.
Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.
For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.
In general, if an optionee, in exercising an incentive stock option, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.
As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed and may therefore cause the alternative minimum tax to become applicable in any given year.
Treatment of Stock Appreciation Rights
Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction equal to the fair market value of our Common Stock at that time.
Treatment of Stock Awards
Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.
The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock that is the subject of the award when the award is made.
The recipient of a restricted stock unit will recognize ordinary income as and when the units vest and shares of our Common Stock are issued. The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.
The federal income tax consequences of performance share awards, performance unit awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our Common Stock paid, determined at the time of such payment, in connection with such awards.
Section 409A.   If an award is subject to Section 409A of the Code but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.
Potential Limitation on Company Deductions
Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees.” The Committee intends to consider the potential impact of Section 162(m) on grants made under the Plan but reserves the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).
Tax Withholding
As and when appropriate, we shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an award of shares of Common Stock under the Plan to pay any federal, state or local taxes required by law to be withheld.
Equity Compensation Plan Information
The following table sets forth the aggregate information of our equity compensation plans in effect as of June 30, 2025:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding option, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans reflected in column (a)
Equity compensation plans approved by security holders(1)(2)	323,119	$41.22	323,119
Equity compensation plans not approved by security holders	—	—	—
Total	323,119	$41.22	323,119

(1)
Excludes 40,180 shares of Common Stock reserved under the 2014 Plan and 2020 Plan as of March 31, 2024, subject to the issuance of restricted stock and RSUs.

(2)
Represents outstanding stock options granted to our current or former employees, directors and consultants pursuant to the 2014 Plan, 2020 Plan, and 2021 Plan.

Required Vote and Recommendation
In accordance with our Charter, Bylaws and Delaware law, and as further discussed above under “The Special Meeting — Quorum; Abstentions and Broker Non-Votes,” approval and adoption of this Equity Plan Amendment Proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our

Common Stock present or represented by proxy and entitled to vote at the Annual Meeting and voting affirmatively or negatively on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of such proposal.
OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL THREE.

PROPOSAL NO. 4: THE ADJOURMMENT PROPOSAL
To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are insufficient votes to approve one or more of the foregoing proposals (the “Adjournment Proposal”).
Adjournment of the Special Meeting
In the event that the number of shares of Common Stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of any one or more of the foregoing proposals are insufficient to approve any such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of any such proposal. In that event, we will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.
Required Vote and Recommendation
In accordance with our Charter, Bylaws and Delaware law, and as further discussed above under “The Special Meeting — Quorum; Abstentions and Broker Non-Votes,” approval and adoption of this Adjournment Proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Special Meeting and voting affirmatively or negatively on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.
OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL FOUR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding shares of our capital stock beneficially owned as of August [  ], 2025, by:
•
each of our officers and directors;

•
all officers and directors as a group; and

•
each person known by us to beneficially own five percent or more of the outstanding shares of our capital stock. Percentage of ownership is calculated based on 1,588,576 shares of Common Stock outstanding as of the Record Date.

Name and Address of Beneficial Owner(1)	Number of Shares(2)	Percent Ownership of Class(3)
Executive Officers and Directors
Richard Paolone, Interim Chief Executive Officer and Director	—	—%
Anna Skowron, Chief Financial Officer	—	—
Edward J. Borkowski, Director(4)	6,759	*
Eric Corbett, Director	—	—
Manpreet Uppal, Director	—	—
Jack Syage, Director(5)	5,133	*
Geordan G. Pursglove, Director	—	—
Jason D. Sawyer, Director	—	—
All directors and executive officers as a group (8 persons)	11,892	*%
Five Percent (5%) or More Stockholders
None

*
Less than 1%.

(1)
Unless otherwise indicated, the address of such individual is c/o Entero Therapeutics, Inc., 7901 4th St N # 21135 St. Petersburg, FL 33702.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. All entries exclude beneficial ownership of shares issuable pursuant to warrants, options or other derivative securities that have not vested or that are not otherwise exercisable as of the date hereof or which will not become vested or exercisable within 60 days.

(3)
Percentages are rounded to nearest tenth of a percent. Percentages are based on 1,588,576 shares of Common Stock outstanding. Warrants, options or other derivative securities that are presently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage of any other person.

(4)
Includes (i) 5 shares of Common Stock issuable upon the exercise of warrants; (ii) 3 shares of Common Stock issuable upon exercise of vested options; and (iii) 5 shares of Common Stock issuable upon conversion of approximately 48.043 shares of Series B Preferred Stock, which includes accrued and unpaid dividends through [           ], 2025. Excludes 1 unissued restricted share of Common Stock.

(5)
Includes 5,133 shares of Common Stock. Excludes 1,640,012 shares of Common Stock issuable upon conversion of 4,920.037 shares of Series G Preferred Stock.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS IN THE PROPOSALS
As of the date of this proxy statement, Entero directors and executive officers do not have interests in the proposals that are different from, or in addition to, the interests of other Entero stockholders generally, except that:
•
Dr. Jack Syage, our President, Chief Scientific Officer, and Director, is a holder of 5,133 shares of Common Stock and 4,920.037 shares of Series G Preferred Stock. As a result of the closing of Rescission Agreement, the 5,133 shares of our Common Stock and 4,920.037 shares of Series G Preferred Stock that Dr. Syage received in connection with the Merger will be cancelled. In addition, as a result of the Rescission Agreement, subject to approval by the stockholder, we will convey to Dr. Syage 41.78% of the Membership Interests of IMGX, currently held by us. Dr. Syage is also the Shareholder Representative under the Rescission Agreement.

•
The Company’s executive officer and directors have an interest in the Equity Plan Amendment Proposal as they are eligible to receive equity awards under the Plan.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and Special reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and Special report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of our proxy materials at no charge, please notify your broker or direct a written request to Entero Therapeutics, Inc., Attention: Chief Financial Officer — 7901 4th St N # 21135 St. Petersburg, FL 33702, or contact us at (647) 401-7240. We undertake to deliver promptly, upon any such verbal or written request, a separate copy of our proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact us at the above address or phone number.
OTHER MATTERS
At the date of this proxy statement, we know of no other matters, other than those described above, that will be presented for consideration at the Special Meeting. If any other business should come before the Special Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.
SOLICITATION OF PROXIES
The solicitation of proxies pursuant to this proxy statement is being made by us. Proxies may be solicited, among other methods, by mail, facsimile, telephone, telegraph, Internet and in person.
The expenses of preparing, printing and distributing this proxy statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by us.
Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of Common Stock for whom they hold shares, and we will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE READ THE PROXY STATEMENT AND THEN SUBMIT A PROXY TO VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.
BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Richard Joel Paolone

Richard Joel Paolone
Interim Chief Executive Officer and Director
St. Petersburg, Florida
[           ], 2025
If you have any questions or require any assistance in voting your shares you may contact Entero’s Investor Relationships Department at Investors@enterothera.com or by calling (647) 401-7240.

ANNEX A-1
RESCISSION AGREEMENT
THIS RESCISSION AGREEMENT, dated as of March 14, 2025 is made by and among ENTERO THERAPEUTICS, INC. (formerly First Wave Biopharma, Inc.), a Delaware corporation (the “Company”), ImmunogenX, LLC, a Delaware limited liability company and currently a wholly owned subsidiary of the Company (“Immuno LLC”) and each of the individuals or entities (each a “Shareholder” and collectively, the “Shareholders”) who are the former shareholders of ImmunogenX, Inc. (“Immuno Corp.”). The Company, Immuno LLC and the Shareholders are referred to herein collectively as the “Parties.”
WHEREAS, on March 13, 2024, the Company entered into an Agreement and Plan of Merger (“Merger Agreement”) by and among the Company, Immuno Corp., IMMUNO Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“First Merger Sub”) and IMMUNO Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Second Merger Sub”) pursuant to which First Merger Sub merged with and into Immuno Corp., pursuant to which Immuno Corp. was the surviving corporation (the “First Merger”) and immediately following the First Merger, Immuno Corp. merged with and into Second Merger Sub, pursuant to which Second Merger Sub became Immuno LLC, the surviving entity and a wholly owned subsidiary of the Company (the “Second Merger” and together with the First Merger, the “Merger”);
WHEREAS, under the terms of the Merger Agreement, upon the consummation of the Merger on March 13, 2024, (i) in exchange for the outstanding shares of capital stock of Immuno Corp. immediately prior to the effective time of the First Merger, the Company issued to the Shareholders an aggregate of (A) 36,830 shares (the “Common Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”), and (B) 11,777.418 shares (the “Preferred Shares” and, together with the Common Shares, the “Shares”) of Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series G Preferred Stock”), and (ii) the Company assumed (x) all Immuno Corp. stock options immediately outstanding prior to the First Merger, each becoming an option to purchase Common Stock subject to adjustment pursuant to the terms of the Merger Agreement (the “Assumed Options”) and (y) all Immuno Corp. warrants immediately outstanding prior to the First Merger, each becoming a warrant to purchase Common Stock subject to adjustment pursuant to the terms of the Merger Agreement (the “Assumed Warrants”);
WHEREAS, the Parties have amicably determined that it is in their collective best interest to: (i) rescind the issuances of the Shares in such amounts and as set forth on Schedule A, Columns B and C annexed hereto (ii) convey to the Shareholders all of the issued and outstanding membership interests (the “Membership Interests”) of Immuno LLC; (iii) cancel the Assumed Options and Assumed Warrants; and (iv) provide for such additional agreements as are set forth herein.
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:
1.   Cancellation of Shares, Assumed Options and Assumed Warrants.
a.   Each Shareholder agrees to cancel, waive, relinquish and disclaim in all respects any and all claims and/or rights to record or beneficial ownership in and to the Shares set forth on Schedule A, Columns B and C next to each such undersigned Shareholder’s name.
b.   Each Shareholder agrees agree to cancel, waive, relinquish and disclaim in all respects any and all claims and/or rights to record or beneficial ownership in and to the Assumed Options and Assumed Warrants set forth on Schedule A, Columns D and E next to each such undersigned Shareholder’s name, including any Common Stock into which such Assumed Options and Assumed Warrants are not or ever have been converted or are convertible.
2.   Transfer of Membership Interests of Immuno LLC.   The Company agrees to cancel, waive, relinquish and disclaim in all respects any and all claims and/or rights to record or beneficial ownership in and to the Membership Interests of Immuno LLC.

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3.   Closing.
a.   Subject to the terms and conditions of this Agreement, the cancellation of the Shares, Assumed Options and Assumed Warrants and the transfer of the Membership Interests shall take place at a closing (the “Closing”) to be held at 10 a.m., Eastern Standard Time, no later than one business day after the last of the conditions to Closing set forth in Section 9 have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), remotely by exchange of documents and signatures (or their electronic counterparts), or at such other time or on such other date or at such other place as the Parties may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”).
b.   On or prior to the Closing, all of the Shares and Assumed Warrants shall be delivered to the Company at the address indicated below for notices, together with executed medallion waiver forms for the Shares promptly following execution of this Agreement. Notwithstanding the obligation to deliver such Shares and Assumed Warrants for Cancellation, the Secretary of Company shall record such cancellations and shall have the full power and authority to direct the transfer agent for the Company to cancel such Shares and Assumed Warrants on the books and records of the Company as attorney-in-fact for the holders of such Shares and Assumed Warrants cancelled hereby or as transferred hereby. On or prior to the Closing, all of the Assumed Options shall be delivered to the Company at the address indicated below for notices. Notwithstanding the obligation to deliver such Assumed Options for Cancellation, the Secretary of Company shall record such cancellations and shall have the full power and authority to direct the transfer agent for the Company to cancel such Assumed Options on the books and records of the Company as attorney-in-fact for the holders of such Assumed Options cancelled hereby or as transferred hereby
c.   At the Closing, all of the Company’s right, title and interest in, under and to the Membership Interests shall be delivered to the Shareholders as set forth on Schedule A, Column F, in consideration for the cancellations provided for in Section 1, above. Notwithstanding the obligation to deliver such Membership Interests to the Shareholders, the Secretary of Immuno LLC shall record such transfers and shall have the full power and authority to direct the transfer agent for Immuno LLC to transfer such Membership Interests on the books and records of Immuno LLC as attorney-in-fact for the holders of such Membership Interests.
4.   Cooperation.   After the Closing, each of the Shareholders and Immuno LLC shall continue to provide such information to the Company as may be necessary for the Company to comply with its continuing reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or as otherwise reasonably requested. After the Closing, each of the Shareholders and Immuno LLC shall provide access to its books and records on reasonable advance notice from the Company’s officers, auditors and attorneys upon request. After the Closing, each of the Shareholders and Immuno LLC shall comply with all legal, tax, regulatory and audit requests from the Company in a timely manner at the sole expense of such Party. The Company will provide such information to Immuno LLC as may be necessary for Immuno LLC to prepare its balance sheets and statements of operations in accordance with generally accepted accounting principles, or as otherwise reasonably requested.
5.   Shareholders’ Representation and Warranties.
a.   Each Shareholder represents and warrants that it has not assigned, transferred, sold, or pledged any Shares, Assumed Options, Assumed Warrants, Common Stock issuable upon exercise of the Assumed Options or Warrants, or any claim or claims that he has, has had, or may have, against the Company or Immuno LLC and each of the Shareholders understands and acknowledges that the Company is relying on the aforesaid warranty and representation.
b.   The Company represents and warrants that it has not assigned, transferred, sold, or pledged, any Membership Interests or any claim or claims that he has, has had, or may have, against any Shareholder and the Company understands and acknowledges that each Shareholder is relying on the aforesaid warranty and representation.
c.   Each of the Parties has full power and authority to enter into this Agreement, including the grant of the release contained herein and to perform their obligations hereunder.

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d.   The execution of this Agreement by the individual whose signature is set out at the end of this Agreement on behalf of such Party, and except as otherwise provided herein, the delivery of this Agreement by such Party, have been duly authorized by all necessary corporate action on the part of such Party.
e.   This Agreement has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors’ rights generally or the effect of general principles of equity.
6.   Company Representations and Warranties.
a.   Organization, Power, Authority and Good Standing.
Each of the Company and Immuno LLC is duly organized and validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate power and authority, and all necessary government approvals, to own, lease and operate its assets and properties and to carry on its business as currently conducted.
The Shareholder Representative (as defined in Section 12(a)) has been furnished with true, correct and complete copies of the Certificate of Incorporation of the Company and the operating agreement of Immuno LLC, each as amended to date (the “Organizational Documents”). The Organizational Documents so provided are in full force and effect. Neither the Company nor Immuno LLC is in violation in any respect of any of the provisions of any of its Organizational Documents.
b.   Authorization, Execution and Enforceability.
The Company has all requisite corporate power and authority to execute, deliver and perform its respective obligations under this Agreement and to consummate the transactions contemplated hereby, except the approval of the Company’s shareholders. The execution and delivery by the Company of this Agreement and the performance by the Company of its respective obligations hereunder have been duly and validly authorized by all requisite action on the part of the Company, except the approval of the Company’s shareholders, necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes, assuming the due and valid execution and delivery thereof by the other parties hereto, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.
None of the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations under this Agreement or the consummation of the transactions contemplated hereby, does or will (i) violate any law applicable to the Company or Immuno LLC or result in the creation of an encumbrance upon any of the assets or properties of Immuno LLC, or (ii) conflict with, or result in any violation or breach of, any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default or give rise to any right of contingent payment, termination or acceleration or result in the creation of any encumbrance upon any of the material properties or assets of Immuno LLC under any provision its Organizational Document, or, except as waived, any contract to which either the Company or Immuno LLC is a party or by which either the Company or Immuno LLC or any of the material assets or properties of either may be bound.
c.   Consents.
Except as specifically contemplated by this Agreement, no consent, approval, notification or authorization of, or any exemption from or registration, declaration or filing with, any governmental entity or any third person is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby.

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d.   Absence of Liabilities.   Except as indicated in Schedule 6(d), Immuno LLC does not have any liabilities, obligations or commitments as of the date hereof.
7.   Releases.
a.   Each Party, on behalf of itself and its respective present and former parents, subsidiaries, affiliates, officers, directors, shareholders, members, successors, and assigns (collectively, the “Releasors”) hereby releases, waives, and forever discharges the other Party and its respective present and former, direct and indirect, parents, subsidiaries, affiliates, employees, officers, directors, shareholders, members, agents, representatives, permitted successors, and permitted assigns (collectively, the “Releasees”) of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law, admiralty, or equity (collectively, “Claims”), which any of such Releasors ever had, now have, or hereafter can, shall, or may have against any of such Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time through the date of this Agreement arising out of or relating to the Agreement, except for any Claims relating to rights and obligations preserved by, created by or otherwise arising out of this Agreement.
b.   Each Releasor understands that it may later discover Claims or facts that may be different from, or in addition to, those that it or any other Releasor now knows or believes to exist regarding the subject matter of the release contained in this Section 7, and which, if known at the time of signing this Agreement, may have materially affected this Agreement and such Party’s decision to enter into it and grant the release contained in this Section 6. Nevertheless, the Releasors intend to fully, finally and forever settle and release all Claims that now exist, may exist, or previously existed, as set out in the release contained in this Section 7, whether known or unknown, foreseen or unforeseen, or suspected or unsuspected, and the release given herein is and will remain in effect as a complete release, notwithstanding the discovery or existence of such additional or different facts. The Releasors hereby waive any right or Claim that might arise as a result of such different or additional Claims or facts.
c.   Each of the Parties agree that they will not publicly or privately disparage or criticize the Company, Immuno LLC, the Shareholders, or any of their partners, shareholders, members, directors, officers, agents, attorneys or employees.
8.   Assumption of Liabilities.
The Company shall have no obligation and is hereby released from any and all obligations with respect to the assets or business of Immuno LLC incurred after the Closing Date or prior to the Closing Date, except as provided in this Section 8, unless approved in writing by the Company. Neither Immuno LLC nor any of the Shareholders shall have any right to any of the cash, claims, assets or business of the Company not constituting the business of Immuno LLC as of the date hereof. Neither Immuno LLC nor any of the Shareholders shall have any obligation and each is hereby released from any and all obligations with respect to the assets or business of the Company after the Closing.
For the avoidance of doubt, the Parties agree that the Company shall have no further duties, liabilities or obligations under that certain Credit Agreement by and between Immuno Corp. and Mattress Liquidators, Inc. (the “Lender”), dated as of October 3, 2022 (as amended to date, the “Credit Agreement”), the Second Amended and Restated Revolving Loan Promissory Note issued by Immuno Corp. to the Lender on March 13, 2024 (the “Note”), the Security Agreement by and between Immuno Corp. and the Lender dated March 13, 2024 (the “Security Agreement” and, together with the Credit Agreement and the Note, the “Mattress Loan Documents”).
For the further avoidance of doubt, the Parties agree that the Company shall have no further duties, liabilities or obligations under those certain promissory notes issued by Immuno Corp. to each of Mr. Syage and Peter Felker, each dated March 13, 2024 (the “Shareholder Notes”) and the patent and trademark security agreement related thereto (together with the Shareholder Notes, the “Shareholder Loan Documents”).

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For the further avoidance of doubt, the Parties agree that the Company shall have no further duties, liabilities or obligations under the Economic Injury Disaster Loan (“EIDL”) from the U.S. Small Business Administration in the principal amount of $500,000.
After the Closing, all accounts payable set forth in Column E on Schedule 6(d) shall be retained by the Company and shall appear as liabilities on the Company’s balance sheets. After the Closing, all accounts payable set forth in Column F on Schedule 6(d) shall be retained by Immuno LLC and shall appear as liabilities on Immuno LLC’s balance sheet (or as liabilities on the balance sheets of NewCo (defined below), as applicable). The Company shall negotiate the repayment of the accounts payable in Column E on Schedule 6(d) in accordance with its fiduciary duties, with sole discretion over timing and payment amounts. Notwithstanding the foregoing, however, the Company shall remain cognizant of the relationship between the creditors and NewCo.
9.   Conditions to Closing.
a.   The obligations of each Party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions (any or all of which may be waived by the party entitled to waive that condition to the extent permitted by applicable law):
•
The Company shall have obtained shareholder approval for the transfer of the Membership Interests to the Shareholders.

•
No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the transactions contemplated herein shall have been issued by any court of competent jurisdiction or other governmental authority of competent jurisdiction and remain in effect and there shall not be any law which has the effect of making the consummation of the contemplated transactions illegal.

•
Each Party executes and delivers such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby including but not limited to a bill of sale or assignment and assumption agreement.

b.   The obligations the Company and Immuno LLC to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions (any or all of which may be waived by the party entitled to waive that condition to the extent permitted by applicable law):
•
The Shareholders shall have delivered a mutually satisfactory voting agreement agreeing to, including other things, vote the Shares held by them in favor of the transactions contemplated by this Agreement.

•
The Company shall have received a resignation letter from Jack Syage, substantially in the form of Exhibit A hereto, resigning from all positions with the Company.

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The Company shall have received the consent of the Lender to consummate the transactions contemplated by this Agreement and agreement that all debts owed under the Mattress Loan Documents shall remain with Immuno LLC following the Closing and not be debts of the Company.

•
The Company shall have received the consent of each of Mr. Syage and Mr. Felker to consummate the transactions contemplated by this Agreement and their agreements that all debts owed under the Shareholder Loan Documents shall remain with Immuno LLC following the Closing and not be debts of the Company.

•
The Company shall have obtained approval of its shareholders as set forth in Section 9(a), and the consents, authorizations or approvals from the parties as set forth on Exhibit B to consummate the transactions contemplated by this Agreement.

•
The Shareholders shall have delivered duly executed medallion waiver forms to the Company.

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•
The representations and warranties of each of the Shareholders contained in Section 5 shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date.

c.   The obligations the Shareholders to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions (any or all of which may be waived by the party entitled to waive that condition to the extent permitted by applicable law):
•
The Company shall have delivered the Membership Interests to the Shareholders.

•
The representations and warranties of the Company contained in Section 6 shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date.

10.   Termination.   This Agreement may be terminated and the transactions contemplated hereby may be abandoned by the Company or the Shareholder Representative if the transactions contemplated hereby shall not have been consummated by June 30, 2025, unless the Company and Shareholder Representative shall have consented to a subsequent date.
11.   Effect of Termination.   If this Agreement is terminated pursuant to Section 10, all rights and obligations of the parties shall terminate and no party shall have any liability to any other party, except for the obligations of the Company under this Section 8 and Section 14 hereof and those of the Shareholders under Section 12 of this Agreement. Except to the extent that legal fees may become a valid reimbursable item under Section 14, each party shall be responsible for its own legal fees.
12.   Appointment of Shareholder Representative.
a.   Each of the Shareholders shall be deemed to have constituted and appointed Jack A, Syage and his their successors or replacements, as determined by the Shareholders representing the holders of a majority of the shares subject to this Agreement (the “Majority Holders”), as the agent and attorney-in-fact (the “Shareholder Representative”) of the Shareholders to act as the Shareholder Representative under this Agreement in accordance with the terms of this Section 12. In the event of the resignation, removal, death or incapacity of the Shareholder Representative, a successor shall thereafter be appointed by the vote or written consent of the Majority Holders. Any Shareholder Representative may be removed by action of the Majority Holders at any time and for any reason, and such removal shall become effective as to any such member when a copy of such instrument shall have been delivered to the Company. The Company shall be entitled to rely, without any investigation or inquiry, upon any action or inaction by, as having been taken or not taken upon the authority of the Shareholder Representative.
b.   Authority.   The Shareholder Representative shall be deemed to have been duly authorized by the Shareholders or on behalf of such Shareholders (other than entering into any settlement which includes an admission of wrongdoing, guilt or the like by, or stipulates to any injunctive or equitable relief with respect to, any such Shareholder), to:
•
take all actions required by, and exercise all rights granted to, the Shareholder Representative in this Agreement;

•
receive all notices or other documents given or to be given to the Shareholders by the Company pursuant to this Agreement;

•
receive and accept service of legal process in connection with any claim or other proceeding against the Shareholders arising under this Agreement;

•
undertake, compromise, defend and settle any such suit or proceeding on behalf of the Shareholders as a group arising under this Agreement;

•
execute and deliver all agreements, certificates and documents required or deemed appropriate by the Shareholder Representative in connection with any of the transactions contemplated by this Agreement;

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•
engage special counsel, accountants and other advisors and incur such other expenses in connection with any of the transactions contemplated by this Agreement; and

•
take such other action as such Shareholder Representative Committee may deem appropriate, including, without limitation, all such matters as the Shareholder Representative may deem necessary or appropriate to carry out the intents and purposes of this Agreement.

c.   No Liability.   The Shareholder Representative will not be liable to any Shareholder or to the Company, for any act which such member may take or omit hereunder, or for any mistake of fact or law, or for any error of judgment, while acting in good faith. Each Shareholder hereby agrees, severally and not jointly, in proportion to such Shareholder’s share of the total number of shares subject to this Agreement outstanding as of immediately prior to the Closing, to defend, indemnify and hold harmless the Shareholder Representative from and against any losses suffered by such member with respect to claims by any third parties arising out of or relating to the performance of such member’s duties as the Shareholder Representative hereunder.
d.   Reimbursement of Expenses.   The Shareholder Representative shall serve without compensation but shall receive reimbursement from, and be severally indemnified by, the Shareholders, pro rata (in proportion to such Shareholder’s share of the total number of shares outstanding as of immediately prior to the Closing, for any and all expenses, charges and liabilities, including, but not limited to, reasonable attorneys’ fees, incurred by the Shareholder Representative in the performance or discharge of his duties pursuant to this Agreement.
13.   Waiver of Conflicts.   The Company agrees that, notwithstanding the fact that Fortis LLP (“Fortis”) previously represented the predecessor in interest to Immuno LLC in connection with the transactions contemplated by the Merger Agreement and in other matters, Fortis shall be permitted to undertake (and the Company hereby consents to) the representation of the Shareholder Representative, Shareholders and any of their respective heirs, executors, administrators, affiliates, successors and assigns (collectively “Shareholder Parties”) with regard to any dispute between any one or more of the Shareholder Parties, on the one hand, and the Company and Immuno LLC (as the surviving entity of the merger) on the other hand, with respect to any and all matters (including, without limitation, negotiations, arbitration or litigation) which may arise out of or in connection with this Agreement and the transactions contemplated hereby. In connection with any such representation by Fortis of any one or more of the Shareholder Parties, the Company and Immuno LLC hereby waive any duty of confidentiality or attorney-client privilege which may have heretofore arisen as a result of Fortis’ previous representation of the predecessor in interest of Immuno LLC.
14.   Restoring Discontinued Operations.   This Agreement contemplates that the Shareholder Representative Jack A. Syage shall be authorized to organize a legal entity (“NewCo”) to manage the task of restoring the discontinued operations of Immuno LLC to full operational status prior to the Closing, including the proposed engagement of former employees and contractors, the establishment of offices, and such other investment and expense as may be necessary to restore the discontinued operations to reestablish and resume its business as previously conducted.
In the event that the transactions contemplated by this Agreement have not closed within 120 days of the date hereof for the failure of the condition relating to the approval of the Company’s shareholders as set forth in Section 9(a), the Company will reimburse the Shareholder Representative the for all reasonable and documented expenses incurred and investment made prior to the date of termination in connection with this Agreement and the transactions contemplated hereby, including the expense and investment incurred in the restoration of discontinued operations referenced above.
The Company shall pay such reimbursement to the Shareholder Representative by wire transfer of immediately available funds or by certified check (in accordance with the Shareholder Representative’s written instructions) within five (5) business days following the date of termination pursuant to Section 10.
15.   Miscellaneous.
a.   Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

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b.   Governing Law; Jurisdiction; Waiver of Jury Trial.   This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
c.   Remedies.   In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each party to this Agreement will be entitled to specific performance hereunder. Accordingly, the Parties agree that, in addition to any other remedies available to it at law or in equity, any party shall be entitled to seek injunctive relief to enforce the terms of this Agreement.
d.   Severability.   If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
e.   Counterparts/Execution.   This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such electronic file signature page were an original thereof.
f.   Further Assurances.   Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. For the avoidance of doubt, following the Closing, Immuno LLC and/or the Shareholder Representative shall cooperate with the Lender to file or cause to be filed all necessary UCC filings, if any, related to the transactions contemplated herein.
g.   Notices.   All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, addressed as follows: such address as appears on the books and records of the Company with respect to the Shareholders, and in the case of the Company, the most recent address for notices set forth from time to time as the office of the Company in the Company’s SEC filings and reports. Any party hereto may change its address upon 10 days’ written notice to any other party hereto.
h.   Expenses.   The parties hereto shall pay their own costs and expenses in connection herewith.
i.   Attorneys’ Fees.   In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for a breach of this Agreement, the parties hereby covenant and agree that the prevailing party shall be entitled to recover all reasonable attorneys’ fees and costs of court incurred in connection with any such dispute.
j.   Entire Agreement; Amendments.   This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. No amendment, modification or other change to this Agreement or waiver of any agreement or other obligation of the parties under this Agreement may be made or given unless such amendment, modification or waiver is set forth in

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writing and is signed by all parties to this Agreement. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
k.   Headings.   The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
l.   Construction.   Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.
m.   Counterparts; Electronic Signatures.   This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become a binding agreement when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties, whether in electronic transmission in .PDF format or hard copy.
n.   Acknowledgement and Waiver.   The Shareholders hereby acknowledge that Sichenzia Ross Ference Carmel LLP serves as counsel to the Company. Such firm does not represent the Shareholders. The Shareholders have been advised by the foregoing counsel that in connection with this Agreement and the matters described herein, should retain counsel of their choice with respect to this Agreement and the matters herein, and to obtain the advice of other counsel inasmuch as important rights may be involved or affected relative to the matters herein. No presumption against any party to this Agreement shall be asserted as a result of the drafting of or in connection with the drafting and negotiation of this Agreement and ancillary agreements.
[Remainder of page intentionally left blank.]

A-1-9

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.
ENTERO THERAPEUTICS, INC.
By:

Name:
Richard Paolone

Title:
Interim Chief Executive Officer

IMMUNOGENX LLC
By:

Name:
Richard Paolone

Title:
Interim Chief Executive Officer of sole Member

[signature pages continue]

A-1-10

SHAREHOLDERS:

A-1-11

SHAREHOLDERS:

A-1-12

Schedule A
Details of Shareholders
[See attached]

A-1-13

Schedule 6(d)
Accounts Payable
[See attached]

A-1-14

Exhibit A
Form of Resignation Letter
[See attached]

A-1-15

Exhibit B
Consents
[See attached]

A-1-16

ANNEX A-2
AMENDMENT TO RESCISSION AGREEMENT
This Amendment to Rescission Agreement (this “Amendment”) is made and entered into effective as of July 15, 2025, by and among Entero Therapeutics Inc., a Delaware corporation (the “Company”), ImmunogenX, LLC, a Delaware limited liability company and currently a wholly owned subsidiary of the Company (“Immuno LLC”) and each of the individuals or entities (each a “Shareholder” and collectively, the “Shareholders”) who are the former shareholders of ImmunogenX, Inc. (“Immuno Corp.”). The Company, Immuno LLC and the Shareholders are referred to herein collectively as the “Parties.”
RECITALS
A.   The Parties entered into that certain Rescission Agreement dated effective as of March 24, 2025 (the “Rescission Agreement”), concerning (i) the rescission of the issuances of the Shares in such amounts and as set forth on Schedule A, Columns B and C annexed to the Rescission Agreement, (ii) conveyance to the Shareholders all of the issued and outstanding Membership Interests and (iii) cancellation of the Assumed Options and Assumed Warrants. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Rescission Agreement.
B.   The Parties desire to amend the Rescission Agreement as set forth herein.
AGREEMENTS
NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the Parties hereby agree as follows:
1.   Additional Shareholders Representation and Warranty.   Section 5 of the Rescission Agreement is amended to add a new Section 5(f) as set forth below:
f.   Each Shareholder is financially able to bear the economic risks of acquiring the Membership Units and the other transactions contemplated hereby, and has no need for liquidity in its investment in the Membership Units. Each Shareholder has such knowledge and experience in financial and business matters in general, and with respect to businesses of a nature similar to the business of Immuno LLC (after giving effect to the transactions contemplated herein), so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, the acquisition of the Membership Units and the other transactions contemplated hereby. Each Shareholder is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Each Shareholder is acquiring the Membership Units solely for its own account and not with a view to or for resale in connection with any distribution or public offering thereof, within the meaning of any applicable securities laws and regulations, unless such distribution or offering is registered under the Securities Act, or an exemption from such registration is available. Each Shareholder has (i) received all the information it has deemed necessary to make an informed decision with respect to the acquisition of the Membership Units and the other transactions contemplated hereby; (ii) had an opportunity to make such investigation as it has desired pertaining to Immuno LLC (after giving effect to the transactions contemplated herein) and the acquisition of an interest therein and the other transactions contemplated hereby, and to verify the information which is, and has been, made available to them; and (iii) had the opportunity to ask questions of the Company concerning Immuno LLC (after giving effect to the transactions contemplated herein). Each Shareholder has received no public solicitation or advertisement with respect to the offer or sale of the Membership Units. Each Shareholder realizes that the Membership Units are “restricted securities” as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act, the resale of the Membership Units is restricted by federal and state securities laws and, accordingly, the Membership Units must be held indefinitely unless its resale is subsequently registered under the Securities Act or an exemption from such registration is available for its resale. Each Shareholder understands that any resale of the Membership Units by it must be registered under the Securities Act (and any applicable state securities law) or be effected in circumstances that, in the opinion of counsel for

A-2-1

Immuno LLC at the time, create an exemption or otherwise do not require registration under the Securities Act (or applicable state securities laws). Each Shareholder acknowledges and consents that certificates now or hereafter issued for the Membership Units will bear a legend substantially as follows:
THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTIONS AFFORDED BY SECTION 4(1) OF THE SECURITIES ACT AND RULE 144 THEREUNDER). AS A PRECONDITION TO ANY SUCH TRANSFER, THE ISSUER OF THESE SECURITIES SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AND/OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY THERETO THAT ANY SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES LAWS.
2.   Governing Law; Jurisdiction; Waiver of Jury Trial.   This Amendment shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
3.   Full Force and Effect; Miscellaneous.   Except as expressly amended or supplemented hereby, the Rescission Agreement is and shall remain in full force and effect in accordance with its original terms and conditions. The terms and conditions in this Amendment shall supersede, control, and govern over any contrary or inconsistent terms or conditions in the Rescission Agreement. From and after the date hereof, all references to the “Agreement” shall mean the Rescission Agreement as amended by this Amendment. This Amendment contains all of the terms, covenants, conditions, and agreements between the parties that pertain or relate to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same document. Counterparts to this Amendment may be delivered electronically.
[signature page follows immediately]

A-2-2

IN WITNESS WHEREOF the parties have executed this Amendment effective as of the day and year first above written.
ENTERO THERAPEUTICS, INC.
By:
/s/ Richard Paolone

Name:
Richard Paolone

Title:
Interim Chief Executive Officer

IMMUNOGENX LLC
By:
/s/ Richard Paolone

Name:
Richard Paolone

Title:
Interim Chief Executive Officer of sole Member

SHAREHOLDERS: (Sign above name)
/s/ Jack Henion

Jack Henion
/s/ David M. Lubman

David M. Lubman
/s/ Peter H.R. Green

Peter H.R. Green
/s/ Joseph A. Murray

Joseph A. Murray

A-2-3

/s/ Henk Kocken

Henk Kocken
/s/ Daniel Adelman

Daniel Adelman
/s/ Ciaran Kelly

Ciaran Kelly
/s/ Matthew Dickason

Matthew Dickason
/s/ Ana Ramos

Ana Ramos
/s/ Vasiliy Loskutov

Vasiliy Loskutov
/s/ Anna Norum

Anna Norum
/s/ Steve Linberg

Steve Linberg

A-2-4

/s/ Kevin Kaster

Kevin Kaster
/s/ Markku Maki

Markku Maki
/s/ Gregory Brooks

Gregory Brooks
/s/ Robert Voyksner

Robert Voyksner
/s/ Jack A. Syage            /s/ Elizabeth Syage

Jack A. Syage and Elizabeth T. Syage Revocable Trust
Dated November 30, 1999
/s/ Joseph Syage

Joseph Syage
/s/ Peter Mark Felker

Felker Revocable Trust, dated 7/30/99

A-2-5

/s/ Peter M Felker and Patti C Felker, Joint Tenants

Peter M Felker and Patti C Felker, Joint Tenants
/s/ Ara Apkarian             /s/ Alice B. Apkarian

Vartkess Ara Apkarian and Alice B. Apkarian, Trustees of The Apkarian Family Trust
/s/ John and Carolyn Lucchese

John and Carolyn Lucchese, Joint Tenants with Right of Survivorship
/s/ Mary Helen Morris

Mary Helen Morris Revocable Trust
/s/ Robert Gorab

Robert Gorab
/s/ Chaitan Khosla

Chaitan Khosla Living Trust

A-2-6

/s/ Shane Williams

Shane Williams
/s/ Denny Sturtevant

Denny Sturtevant
/s/ Eric Holcombe

Eric Holcombe
/s/ Parvin Anand

Parvin Anand
/s/ Gary Lakritz

Gary Lakritz
/s/ Jennifer Sealey-Voyksner

Jennifer Sealey-Voyksner
/s/ George A. Syage

George A. Syage

A-2-7

/s/ Amber R. Syage

Amber R. Syage
/s/ Holly Voyksner

Holly Voyksner
/s/ Mattress Liquidators, Inc.

Mattress Liquidators, Inc.
/s/ James LePorte

Preferred Trust Company, Trustee, FBO James LePorte
ROTH IRA Account 414300119
/s/ Vivek Mohan

Vivek Mohan
/s/ Christy Han Mohan

Christy Han Mohan

A-2-8

/s/ Mark Herbert

The Mark Herbert Family Revocable Trust Dated May 23, 2007
/s/ Barbara Grace

Barbara Grace
/s/ Andy Boszhardt

Andy Boszhardt
/s/ Charles Syage

Charles Syage
/s/ Kevin Sullivan

Kevin Sullivan
/s/ Michael Doyle

Michael Doyle
/s/ Gregory Doyle

Gregory Doyle IRR Trust

A-2-9

/s/ Brian Doyle

Brian Doyle IRR Trust
/s/ Steven Doyle

Steven Doyle IRR Trust
/s/ Megan Doyle

Megan Doyle IRR Trust
/s/ Daniel Doyle

Daniel Doyle IRR Trust
/s/ Matthew Doyle

Matthew Doyle IRR Trust

A-2-10

ANNEX B
CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ENTERO THERAPEUTICS, INC.
CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ENTERO THERAPEUTICS, INC.
First Wave BioPharma, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
FIRST:   That a resolution was duly adopted on [           ], 2025, by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at an annual meeting of stockholders held on [           ], 2025, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The proposed amendment set forth as follows:
Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, be and hereby is further amended by replacing the second, third and fourth paragraphs of Article FOURTH with the following:
Upon effectiveness (“Effective Time”) of this amendment to the Amended and Restated Certificate of Incorporation of the Corporation, a one-for-[   ]1 reverse stock split (the “Reverse Split”) of the Corporation’s Common Stock shall become effective, pursuant to which each [   ] shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time (“Old Common Stock”) shall automatically, and without any action by the holder thereof, be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (“New Common Stock”), subject to the treatment of fractional interests as described below and with no corresponding reduction in the number of authorized shares of our Common Stock. The Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Old Common Stock and all references to such Old Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Old Common Stock shall be deemed to be references to the New Common Stock or options or rights to purchase or acquire shares of New Common stock, as the case may be, after giving effect to the Reverse Split.
No fractional shares of Common Stock will be issued in connection with the reverse stock split. The Board of Directors shall make provision for the issuance of that number of fractions of Common Stock such that any fractional share of a holder otherwise resulting from the reverse stock split shall be rounded up to the next whole number of shares of Common Stock.
Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraphs. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically

1
Shall be a whole number equal to or greater than 2 and equal to or lesser than 20, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the board and stockholders in accordance with Section 242 of the Delaware General Corporation Law).

B-1

and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified.
SECOND:   That said amendment will have an Effective Time of 12:01 A.M., Eastern Time, on                  .
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this    day of        , 202  .
/s/ Richard Paolone

Richard Paolone
Interim Chief Executive Officer and Director

B-2

ANNEX C
AMENDMENT TO THE
AZURRX BIOPHARMA, INC.
2020 OMNIBUS EQUITY INCENTIVE PLAN
AZURRX BIOPHARMA, INC.
2020 OMNIBUS EQUITY INCENTIVE PLAN
DATED: [           ], 2025
WHEREAS, the Board of Directors (the “Board”) of Entero Therapeutics, Inc. (formerly, AzurRx BioPharma, Inc.), a Delaware corporation (the “Company”) heretofore established the AzurRx BioPharma, Inc. 2020 Omnibus Equity Incentive Plan, as amended and restated as of August 11, 2020 (the “Plan”); and
WHEREAS, after giving effect to four reverse stock splits and increases in accordance with the “evergreen” provisions of the Plan, the maximum number of shares of common stock of the Company (“Common Stock”) currently available for grants of “Awards” (as defined under the Plan) is 19,458 (not counting shares of Common Stock that have previously been issued pursuant to the Plan or that are the subject of outstanding Awards under the Plan), all of which are available as grants as Incentive Stock Options, and the number of shares that may be granted to any non-employee director of the Board in a calendar year is 2 (not counting shares of Common Stock that have previously been issued pursuant to the Plan or that are the subject of outstanding Awards under the Plan); and
WHEREAS, in order to ensure that a sufficient number of shares of Common Stock are available under the Plan in order to properly incentivize those eligible to participate in the Plan, including future eligible participants, the Board believes it to be in the best interests of the Company and its shareholders to increase the maximum number of shares of Common Stock available for grants of Awards thereunder by 500,000 additional shares of Common Stock (the “Additional Reserved Shares”) (from 272,845 to 772,845 shares), not counting shares of Common Stock that have previously been issued pursuant to the Plan or that are the subject of outstanding Awards under the Plan; and
WHEREAS, the Board further believes it to be in the best interests of the Company and its shareholders to increase the number of shares of Common Stock that may be granted under the Plan as “incentive stock options” (“ISOs”), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, to 250,000 shares in order to allow the Additional Reserved Shares and such other additional shares of Common Stock that may become available under the Plan in accordance with the Plan’s evergreen provisions to be granted as ISOs; and
WHEREAS, the Board further believes it to be in the best interests of the Company and its shareholders to increase the number of shares of Common Stock that may be granted to any non-employee director of the Board to 83,333 shares; and
WHEREAS, Article XIX of the Plan authorizes the Board to amend the Plan, subject to stockholder approval to the extent that such approval is required by applicable law;
NOW, THEREFORE, subject to approval of the Company’s stockholders, effective the date hereof, the Plan is hereby amended as follows:
Section 5.1 of the Plan is hereby amended in its entirety, to read as follows:
“Authorized Shares and Award Limits.   The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XVIII, the number of Shares that may be issued under all Awards granted under the Plan shall be 772,845 (the “Share Reserve”); provided that, subject to Article XVIII, the Share Reserve (as adjusted as set forth herein) shall automatically be increased, but not decreased, on January 1 of each calendar year (beginning January 1, 2021) so as to be equal to ten percent (10%) of the issued and outstanding shares of the Company’s

Common Stock on December 31 of the preceding calendar year on an as converted basis (the “As Converted Shares”). Notwithstanding the foregoing, the Board may in its discretion, determine that no increase in the Share Reserve shall be made for any year or determine that a lesser number of Shares shall be added to the Share Reserve than would otherwise have been added pursuant to the preceding sentence. For calculation purposes, the As Converted Shares shall include all shares of the Company’s outstanding Common Stock and all shares of the Company’s Common Stock issuable upon the conversion of outstanding preferred stock, warrants and other convertible securities, but shall not include any shares of Common Stock issuable upon the exercise of options and other convertible securities issued pursuant to the Plan or the Company’s Amended and Restated 2014 Omnibus Equity Incentive Plan. Subject to Article XVIII, the maximum number of Shares available for issuance in respect of Incentive Stock Options is 250,000, but in no event may Incentive Stock Options be granted in excess of the Share Reserve as the same may be increased in accordance with the foregoing provisions of this Section. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Shares subject to such Award shall again be available for the grant of a new Award. Shares that otherwise would have been issued upon the exercise of an Option or Stock Appreciation Right or in payment with respect to any other form of Award, that are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.”
Section 5.2 of the Plan is hereby amended in its entirety, to read as follows:
“Individual Holder Limitations.   Subject to adjustment as provided in Article XVIII, the number of Shares with respect to which Awards may be granted during any calendar year to any Director who is a non-employee director of the Board shall not exceed 83,333.”
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company on the date set forth above.
ENTERO THERAPEUTICS, INC.
By:

Name   Richard Paolone
Title    Interim Chief Executive Officer and Director
Date: [           ], 2025

FORM OF PROXY FOR COMMON STOCKHOLDERS

ENTERO THERAPEUTICS, INC. 7901 4TH ST N # 21135 ST. PETERSBURG, FLORIDA 33702 VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [ ], 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ENTO2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [ ], 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR
RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V79233-S20728 ENTERO THERAPEUTICS, INC. The Board of Directors recommends you vote "FOR" the following proposals: For Against Abstain 2. Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our issued and outstanding shares of Common Stock, as a specific ratio, ranging from 1:2 to 1:20, with fractional shares rounded up to the nearest whole share, at any time prior to the one-year anniversary date of the Special Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders. 1. To approve the transfer of all of the issued and outstanding membership interests of ImmunogenX, LLC (“IMGX”), a Delaware limited liability company and wholly owned subsidiary of the Company, to the former shareholders of ImmunogenX, Inc. (the “IMGX Shareholders”), pursuant to the Rescission Agreement, effective March 24, 2025 and amended on July 15, 2025. 3. To approve an amendment to the Company's 2020 Omnibus Equity Incentive Plan (the “Plan”) to: (i) increase the number of shares of Common Stock authorized for issuance under the Plan from 272,845 to 772,845, including an increase in the number of shares available for grants of incentive stock options (“ISOs”) from 83,333 to 250,000; and (ii) increase the maximum number of shares that may be granted to any non-employee director from one to 83,333. 4. To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are insufficient votes to approve one or more of the foregoing proposals. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement materials are available at www.proxyvote.com. V79234-S20728 ENTERO THERAPEUTICS, INC. SPECIAL MEETING OF STOCKHOLDERS [ ], 2025 [ ] P.M. EASTERN STANDARD TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Richard Paolone and Anna Skowron, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Entero Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [ ] P.M. Eastern Standard Time, on [ ], 2025, which will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online at www.virtualshareholdermeeting.com/ENTO2025SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

FORM OF PROXY FOR SERIES B PREFERRED STOCK HOLDERS

ENTERO THERAPEUTICS, INC. 7901 4TH ST N # 21135 ST. PETERSBURG, FLORIDA 33702 VOTE BY INTERNET SCAN TO VIEW MATERIALS & VOTE Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [ ], 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ENTO2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [ ], 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V79235-S20728 ENTERO THERAPEUTICS, INC. The Board of Directors recommends you vote "FOR" the following proposal: For Against Abstain 1. To approve the transfer of all of the issued and outstanding membership interests of ImmunogenX, LLC ("IMGX"), a Delaware limited liability company and wholly owned subsidiary of the Company, to the former shareholders of ImmunogenX, Inc. (the "IMGX Shareholders"), pursuant to the Rescission Agreement, effective March 24, 2025 and amended on July 15, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement materials are available at www.proxyvote.com. V79236-S20728 ENTERO THERAPEUTICS, INC. SPECIAL MEETING OF STOCKHOLDERS [ ], 2025 [ ] P.M. EASTERN STANDARD TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Richard Paolone and Anna Skowron, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Entero Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [ ] P.M. Eastern Standard Time, on [ ], 2025, which will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online at www.virtualshareholdermeeting.com/ENTO2025SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE